This is filed pursuant to Rule 497(c).
File Nos. 2-10988 and 811-134.

                                 The Alliance
                             ---------------------
                                  Stock Funds
                             ---------------------
                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618

                          Prospectus and Application



                             October 1, 1996

Domestic Stock Funds                   Global Stock Funds
-The Alliance Fund                     -Alliance International Fund
-Alliance Growth Fund                  -Alliance Worldwide Privatization Fund
-Alliance Premier Growth Fund          -Alliance New Europe Fund
-Alliance Technology Fund              -Alliance All-Asia Investment Fund
-Alliance Quasar Fund                  -Alliance Global Small Cap Fund


                       Total Return Funds

                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund

------------------------------------------------------------------------------
Table of Contents                                               Page
The Funds at a Glance ..........................................  2
Expense Information ............................................  4
Financial Highlights ...........................................  7
Glossary ....................................................... 17
Description of the Funds ....................................... 18
    Investment Objectives and Policies ......................... 18
    Additional Investment Practices ............................ 26
    Certain Fundamental Investment Policies..................... 33
    Risk Considerations ........................................ 35
Purchase and Sale of Shares .................................... 39
Management of the Funds ........................................ 42
Dividends, Distributions and Taxes ............................. 44
General Information ............................................ 46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                [LOGO FOR ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .

Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

Domestic Stock Funds

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

Global Stock Funds

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                     ----------------------------------
                            Automatic Reinvestment
                     ----------------------------------
                         Automatic Investment Program
                     ----------------------------------
                               Retirement Plans
                     ----------------------------------
                          Shareholder Communications
                     ----------------------------------
                           Dividend Direction Plans
                     ----------------------------------
                                 Auto Exchange
                     ----------------------------------
                            Systematic Withdrawals
                     ----------------------------------
                          A Choice Of Purchase Plans
                     ----------------------------------
                            Telephone Transactions
                     ----------------------------------
                              24 Hour Information
                     ----------------------------------

                                                 [LOGO OF ALLIANCE APPEARS HERE]

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

------------------------------------------------------------------------------
                              Expense Information
------------------------------------------------------------------------------
Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                               Class A Shares             Class B Shares            Class C Shares
                                                               --------------             --------------            --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..............................................       4.25%(a)                   None                        None

Sales charge imposed on dividend reinvestments...............         None                     None                        None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower) .........................................        None(a)                   4.0%                        1.0%
                                                                                              during the                 during the
                                                                                              first year,                first year
                                                                                             decreasing 1.0%          0% thereafter
                                                                                            annually to 0%
                                                                                              after the
                                                                                            fourth year (b)

Exchange fee.................................................         None                      None                         None

--------------------------------------------------------------------------------
(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" - page 39.



                Operating Expenses                                                         Examples
-----------------------------------------------------      -----------------------------------------------------------------
Alliance Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .71%      .71%     .71%         After 1 year     $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                .19%     1.00%    1.00%         After 3 years    $ 75     $ 80      $ 60       $ 59      $ 59
  Other expenses (a)        .18%      .19%     .18%         After 5 years    $100     $103      $103       $102      $102
                           ----      ----     ----          After 10 years   $169     $201(b)   $201(b)    $221      $221
  Total fund
    operating expenses     1.08%     1.90%    1.89%
                           ====      ====     ====

Growth Fund                Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees           .75%      .75%     .75%         After 1 year     $ 56     $ 61      $ 21       $ 31      $ 21
  12b-1 fees                .30%     1.00%    1.00%         After 3 years    $ 83     $ 84      $ 64       $ 64      $ 64
  Other expenses (a)        .30%      .30%     .30%         After 5 years    $113     $110      $110       $110      $110
                           ----      ----     ----          After 10 years   $198     $220(b)   $220(b)    $238      $238
  Total fund
     operating expenses    1.35%     2.05%    2.05%
                           ====      ====     ====

Premier Growth Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees          1.00%     1.00%    1.00%         After 1 year     $ 60     $ 65      $ 25       $ 35      $ 25
  12b-1 fees                .37%     1.00%    1.00%         After 3 years    $ 95     $ 96      $ 76       $ 75      $ 75
  Other expenses (a)        .38%      .43%     .42%         After 5 years    $133     $130      $130       $129      $129
                           ----      ----     ----          After 10 years   $240     $244(b)   $244(b)    $276      $276
  Total fund
    operating expenses     1.75%     2.43%    2.42%
                           ====      ====     ====
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                Operating Expenses                                                         Examples
---------------------------------------------------------      -----------------------------------------------------------------
Technology Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)            1.14%    1.14%    1.14%       After 1 year      $ 60     $ 65      $ 25       $ 35       $ 25
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 95     $ 97      $ 77       $ 77       $ 77
  Other expenses (a)              .31%     .34%     .34%       After 5 years     $133     $132      $132       $132       $132
                                 ----     ----     ----        After 10 years    $240     $264(b)   $264(b)    $282       $282
  Total fund
     operating expenses          1.75%    2.48%    2.48%
                                 ====     ====     ====

Quasar Fund                     Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .99%     .99%    1.00%       After 1 year      $ 60     $ 67      $ 27       $ 37       $ 27
  12b-1 fees                      .21%    1.00%    1.00%       After 3 years     $ 98     $102      $ 82       $ 82       $ 82
  Other expenses (a)              .63%     .66%     .65%       After 5 years     $137     $141      $141       $140       $140
                                 ----     ----     ----        After 10 years    $248     $278(b)   $278(b)    $297       $297
  Total fund
     operating expenses          1.83%    2.65%    2.64%
                                 ====     ====     ====

International Fund              Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees (g)             .92%     .92%     .92%       After 1 year      $ 59     $ 66      $ 26       $ 36       $ 26
  12b-1 fees                      .17%    1.00%    1.00%       After 3 years     $ 94     $ 99      $ 79       $ 79       $ 79
  Other expenses (a)              .63%     .63%     .61%       After 5 years     $132     $136      $136       $135       $135
                                 ----     ----     ----        After 10 years    $237     $268(b)   $268(b)    $287       $287
  Total fund
     operating expenses          1.72%    2.55%    2.53%
                                 ====     ====     ====

Worldwide Privatization Fund    Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 61     $ 69      $ 29       $ 36       $ 26
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 99     $108      $ 88       $ 80       $ 80
  Other expenses (a)              .57%     .83%     .57%       After 5 years     $139     $149      $149       $137       $137
                                 ----     ----     ----        After 10 years    $252     $293(b)   $293(b)    $290       $290
  Total fund
     operating expenses          1.87%    2.83%    2.57%
                                 ====     ====     ====

New Europe Fund                 Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.07%    1.07%    1.07%       After 1 year      $ 63     $ 69      $ 29       $ 39       $ 29
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $107     $109      $ 89       $ 89       $ 89
  Other expenses (a)              .77%     .79%     .80%       After 5 years     $153     $151      $151       $151       $151
                                 ----     ----     ----        After 10 years    $279     $301(b)   $301(b)    $319       $319
  Total fund
     operating expenses          2.14%    2.86%    2.87%
                                 ====     ====     ====

All-Asia Investment Fund        Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                                              After 1 year      $ 85     $ 92      $ 52       $ 68       $ 58
    (after waiver) (c)           0.00%    0.00%    0.00%       After 3 years     $171     $176      $156       $173       $173
  12b-1 fees                      .30%    1.00%    1.00%       After 5 years     $257     $259      $259       $286       $286
  Other expenses                                               After 10 years    $478     $500(b)   $500(b)    $560       $560
    Administration fees
      (after waiver) (f)         0.00%    0.00%    0.00%
    Other operating expenses (a)
      (after reimbursement) (d)  4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total other expenses           4.12%    4.20%    4.84%
                                 ----     ----     ----
  Total fund
     operating expenses (d)      4.42%    5.20%    5.84%
                                 ====     ====     ====

Global Small Cap Fund           Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees                1.00%    1.00%    1.00%       After 1 year      $ 67     $ 72      $ 32       $ 42       $ 32
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $117     $119      $ 99       $ 98       $ 98
  Other expenses (a)             1.21%    1.21%    1.19%       After 5 years     $170     $168      $168       $167       $167
                                 ----     ----     ----        After 10 years    $315     $335(b)   $335(b)    $349       $349
  Total fund
     operating expenses          2.51%    3.21%    3.19%
                                 ====     ====     ====

Strategic Balanced Fund         Class A  Class B  Class C                      Class A  Class B+  Class B++  Class C+  Class C++
                                -------  -------  -------                      -------  --------  ---------  --------  ---------
  Management fees
    (after waiver) (c)            .38%     .38%     .38%       After 1 year      $ 56     $ 61       $ 21      $ 31       $ 21
  12b-1 fees                      .30%    1.00%    1.00%       After 3 years     $ 85     $ 86       $ 66      $ 66       $ 66
  Other expenses (a)              .72%     .72%     .72%       After 5 years     $116     $113       $113      $113       $113
                                 ----     ----     ----        After 10 years    $203     $225(b)    $225(b)   $243       $243

  Total fund
     operating expenses (d)      1.40%    2.10%    2.10%
                                 ====     ====     ====
--------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                 Operating Expenses                                                          Examples
----------------------------------------------------       ------------------------------------------------------------------
Balanced Shares            Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .63%     .63%     .63%       After 1 year       $ 56     $ 62      $ 22       $ 32      $ 22
  12b-1 fees                  .24%    1.00%    1.00%       After 3 years      $ 84     $ 88      $ 68       $ 67      $ 67
  Other expenses (a)          .51%     .53%     .52%       After 5 years      $115     $116      $116       $115      $115
                            -----    -----    -----        After 10 years     $201     $229(b)   $229(b)    $248      $248
  Total fund
    operating expenses       1.38%    2.16%    2.15%
                            =====    =====    =====

Income Builder Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .75%     .75%     .75%       After 1 year       $ 66     $ 71      $ 31       $ 40      $ 30
  12b-1 fees                  .30%    1.00%    1.00%       After 3 years      $114     $115      $ 95       $ 93      $ 93
  Other expenses (a)         1.33%    1.34%    1.27%       After 5 years      $164     $162      $162       $159      $159
                            -----    -----    -----        After 10 years     $303     $324(b)   $324(b)    $334      $334
  Total fund
    operating expenses       2.38%    3.09%    3.02%
                            =====    =====    =====

Utility Income Fund        Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees            0.00%    0.00%    0.00%       After 1 year       $ 57     $ 62      $ 22       $ 32      $ 22
  after waiver) (c)                                        After 3 years      $ 88     $ 89      $ 69       $ 69      $ 69
  12b-1 fees                  .30%    1.00%    1.00%       After 5 years      $121     $118      $118       $118      $118
  Other expenses (a)         1.20%    1.20%    1.20%       After 10 years     $214     $236(b)   $236(b)    $253      $253
                            -----    -----    -----
  Total fund
    operating expenses (e)   1.50%    2.20%    2.20%
                            =====    =====    =====

Growth and Income Fund     Class A  Class B  Class C                        Class A  Class B+  Class B++  Class C+  Class C++
                           -------  -------  -------                        -------  --------  ---------  --------  ---------
  Management fees             .53%     .53%     .53%       After 1 year       $ 53     $ 59      $ 19       $ 29      $ 19
  12b-1 fees                  .20%    1.00%    1.00%       After 3 years      $ 74     $ 78      $ 58       $ 58      $ 58
  Other expenses (a)          .32%     .33%     .31%       After 5 years      $ 98     $101      $101       $100      $100
                            -----    -----    -----        After 10 years     $165     $197(b)   $197(b)    $216      $216
  Total fund
    operating expenses       1.05%    1.86%    1.84%
                            =====    =====    =====
---------------------------------------------------------------------------------------------------------------------------------

  + Assumes redemption at end of period.
 ++ Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund

(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.

(d) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76%, 2.47% and 2.48%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, 9.32% and 9.38%, respectively for Class A, Class B and Class C shares, and total fund operating expenses for All-Asia Investment Fund would have been 10.57%, 11.32% and 11.38%, respectively, for Class A, Class B and Class C shares annualized.

(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%, 5.34% and 5.99%, respectively, for Class A, Class B and Class C shares.

(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.

(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A, Class B and Class C shares of All-Asia Investment Fund are based on estimated amounts for the Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Alliance Fund
  Class A
  12/1/95 to 5/31/96+++.......   $ 7.72        $  .01              $ .47           $ .48             $ (.02)          $(1.07)
  Year ended 11/30/95 ........     6.63           .02               2.08            2.10               (.01)           (1.00)
  1/1/94 to 11/30/94**........     6.85           .01               (.23)           (.22)              0.00             0.00
  Year ended 12/31/93 ........     6.68           .02                .93             .95               (.02)            (.76)
  Year ended 12/31/92 ........     6.29           .05                .87             .92               (.05)            (.48)
  Year ended 12/31/91 ........     5.22           .07               1.70            1.77               (.07)            (.63)
  Year ended 12/31/90 ........     6.87           .09               (.32)           (.23)              (.18)           (1.24)
  Year ended 12/31/89 ........     5.60           .12               1.19            1.31               (.04)            0.00
  Year ended 12/31/88 ........     5.15           .08                .80             .88               (.08)            (.35)
  Year ended 12/31/87 ........     6.87           .08                .27             .35               (.13)           (1.94)
  Year ended 12/31/86 ........    11.15           .11                .87             .98               (.10)           (5.16)
  Year ended 12/31/85 ........     9.18           .20               2.51            2.71               (.23)            (.51)

  Class B
  12/1/95 to 5/31/96+++.......   $ 7.49        $ (.02)             $ .46           $ .44             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.01)              2.00            1.99               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.76          (.03)              (.23)           (.26)              0.00             0.00
  Year ended 12/31/93 ........     6.64          (.03)               .91             .88               0.00             (.76)
  Year ended 12/31/92 ........     6.27          (.01)(b)            .87             .86               (.01)            (.48)
  3/4/91++ to 12/31/91........     6.14           .01(b)             .79             .80               (.04)            (.63)

  Class C
  12/1/95 to 5/31/96+++.......   $ 7.50        $ (.02)             $ .45           $ .43             $ 0.00           $(1.07)
  Year ended 11/30/95 ........     6.50          (.02)              2.02            2.00               0.00            (1.00)
  1/1/94 to 11/30/94**........     6.77          (.03)              (.24)           (.27)              0.00             0.00
  5/3/93++ to 12/31/93........     6.67          (.02)               .88             .86               0.00             (.76)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.......   $29.48        $  .04              $3.56           $3.60             $ (.19)          $ (.63)
  Year ended 10/31/95 ........    25.08           .12               4.80            4.92               (.11)            (.41)
  5/1/94 to 10/31/94**........    23.89           .09               1.10            1.19               0.00             0.00
  Year ended 4/30/94 .........    22.67          (.01)(c)           3.55            3.54               0.00            (2.32)
  Year ended 4/30/93 .........    20.31           .05(c)            3.68            3.73               (.14)           (1.23)
  Year ended 4/30/92 .........    17.94           .29(c)            3.95            4.24               (.26)           (1.61)
  9/4/90++ to 4/30/91 ........    13.61           .17(c)            4.22            4.39               (.06)            0.00

  Class B
  11/1/95 to 4/30/96+++.......   $24.78        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.21          (.02)              4.01            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.27           .01                .93             .94               0.00             0.00
  Year ended 4/30/94 .........    19.68          (.07)(c)           2.98            2.91               0.00            (2.32)
  Year ended 4/30/93 .........    18.16          (.06)(c)           3.23            3.17               (.03)           (1.62)
  Year ended 4/30/92 .........    16.88           .17(c)            3.67            3.84               (.21)           (2.35)
  Year ended 4/30/91 .........    14.38           .08(c)            3.22            3.30               (.09)            (.71)
  Year ended 4/30/90 .........    14.13           .01(b)(c)         1.26            1.27               0.00            (1.02)
  Year ended 4/30/89 .........    12.76          (.01)(c)           2.44            2.43               0.00            (1.06)
  10/23/87+ to 4/30/88........    10.00          (.02)(c)           2.78            2.76               0.00             0.00

  Class C
  11/1/95 to 4/30/96+++.......   $24.79        $ (.05)             $2.99           $2.94             $ 0.00           $ (.63)
  Year ended 10/31/95 ........    21.22          (.03)              4.02            3.99               (.01)            (.41)
  5/1/94 to 10/31/94**........    20.28           .01                .93             .94               0.00             0.00
  8/2/93++ to 4/30/94 ........    21.47          (.02)(c)           1.15            1.13               0.00            (2.32)

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.......   $16.09        $ (.03)             $1.26           $1.23             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.41          (.03)              5.38            5.35               0.00             (.67)
  Year ended 11/30/94 ........    11.78          (.09)              (.28)           (.37)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.05)              1.05            1.00               (.01)            0.00
  9/28/92+ to 11/30/92........    10.00           .01                .78             .79               0.00             0.00

  Class B
  12/1/95 to 5/31/96+++.......   $15.81        $ (.08)             $1.23           $1.15             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.29          (.11)              5.30            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.15)              (.28)           (.43)              0.00             0.00
  Year ended 11/30/93 ........    10.79          (.10)              1.03             .93               0.00             0.00
  9/28/92+ to 11/30/92........    10.00          0.00                .79             .79               0.00             0.00

  Class C
  12/1/95 to 5/31/96+++.......   $15.82        $ (.08)             $1.24           $1.16             $ 0.00           $(1.27)
  Year ended 11/30/95 ........    11.30          (.08)              5.27            5.19               0.00             (.67)
  Year ended 11/30/94 ........    11.72          (.09)              (.33)           (.42)              0.00             0.00
  5/3/93++ to 11/30/93........    10.48          (.05)              1.29            1.24               0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                                               Total        Net Assets                 Ratio Of Net
                                  Total        Net Asset    Investment      At End Of     Ratio Of     Investment
                                Dividends        Value      Return Based     Period       Expenses    Income (Loss)
                                  And           End Of      on Net Asset     (000's      To Average     To Average       Portfolio
 Fiscal Year or Period        Distributions     Period       Value (a)      omitted)     Net Assets     Net Assets     Turnover Rate
 ---------------------        ----------------   ---------  ------------   ----------    ----------   -------------    -------------

Alliance Fund
  Class A
  12/1/95 to 5/31/96+++.......       $(1.09)       $ 7.11      7.42%       $  952,789       1.04%            .23%            43%
  Year ended 11/30/95 ........        (1.01)         7.72     37.87           945,309       1.08             .31             81
  1/1/94 to 11/30/94**........         0.00          6.63     (3.21)          760,679       1.05*            .21*            63
  Year ended 12/31/93 ........         (.78)         6.85     14.26           831,814       1.01             .27             66
  Year ended 12/31/92 ........         (.53)         6.68     14.70           794,733        .81             .79             58
  Year ended 12/31/91 ........         (.70)         6.29     33.91           748,226        .83            1.03             74
  Year ended 12/31/90 ........        (1.42)         5.22     (4.36)          620,374        .81            1.56             71
  Year ended 12/31/89 ........         (.04)         6.87     23.42           837,429        .75            1.79             81
  Year ended 12/31/88 ........         (.43)         5.60     17.10           760,619        .82            1.38             65
  Year ended 12/31/87 ........        (2.07)         5.15      4.90           695,812        .76            1.03            100
  Year ended 12/31/86 ........        (5.26)         6.87     12.60           652,009        .61            1.39             46
  Year ended 12/31/85 ........         (.74)        11.15     31.52           710,851        .59            1.96             62

  Class B
  12/1/95 to 5/31/96+++.......       $(1.07)       $ 6.86      7.05%       $   39,399       1.87%           (.60)%           43%
  Year ended 11/30/95 ........        (1.00)         7.49     36.61            31,738       1.90            (.53)            81
  1/1/94 to 11/30/94**........         0.00          6.50     (3.85)           18,138       1.89*           (.60)*           63
  Year ended 12/31/93 ........         (.76)         6.76     13.28            12,402       1.90            (.64)            66
  Year ended 12/31/92 ........         (.49)         6.64     13.75             3,825       1.64            (.04)            58
  3/4/91++ to 12/31/91........         (.67)         6.27     13.10               852       1.64*            .10*            74

  Class C
  12/1/95 to 5/31/96+++.......       $(1.07)       $ 6.86      6.90%       $   13,326       1.86%           (.59)%           43%
  Year ended 11/30/95 ........        (1.00)         7.50     36.79            10,078       1.89            (.51)            81
  1/1/94 to 11/30/94**........         0.00          6.50     (3.99)            6,230       1.87*           (.59)*           63
  5/3/93++ to 12/31/93........         (.76)         6.77     13.95             4,006       1.94*           (.74)*           66

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.......       $ (.82)       $32.26     12.42%       $  395,674       1.28%            .23%            15%
  Year ended 10/31/95 ........         (.52)        29.48     20.18           285,161       1.35             .56             61
  5/1/94 to 10/31/94**........         0.00         25.08      4.98           167,800       1.35*            .86*            24
  Year ended 4/30/94 .........        (2.32)        23.89     15.66           102,406       1.40 (f)         .32             87
  Year ended 4/30/93 .........        (1.37)        22.67     18.89            13,889       1.40 (f)         .20            124
  Year ended 4/30/92 .........        (1.87)        20.31     23.61             8,228       1.40 (f)        1.44            137
  9/4/90++ to 4/30/91 ........         (.06)        17.94     32.40               713       1.40*(f)        1.99*           130

  Class B
  11/1/95 to 4/30/96+++.......       $ (.63)       $27.09     12.05%       $2,060,163       1.98%           (.47)%           15%
  Year ended 10/31/95 ........         (.42)        24.78     19.33         1,052,020       2.05            (.15)            61
  5/1/94 to 10/31/94**........         0.00         21.21      4.64           751,521       2.05*            .16*            24
  Year ended 4/30/94 .........        (2.32)        20.27     14.79           394,227       2.10 (f)        (.36)            87
  Year ended 4/30/93 .........        (1.65)        19.68     18.16            56,704       2.15 (f)        (.53)           124
  Year ended 4/30/92 .........        (2.56)        18.16     22.75            37,845       2.15 (f)         .78            137
  Year ended 4/30/91 .........         (.80)        16.88     24.72            22,710       2.10 (f)         .56            130
  Year ended 4/30/90 .........        (1.02)        14.38      8.81            15,800       2.00 (f)         .07            165
  Year ended 4/30/89 .........        (1.06)        14.13     20.31             7,672       2.00 (f)        (.03)           139
  10/23/87+ to 4/30/88........         0.00         12.76     27.60             1,938       2.00*(f)        (.40)*           52

  Class C
  11/1/95 to 4/30/96+++.......       $ (.63)       $27.10     12.05%       $  318,094       1.98%           (.47)%           15%
  Year ended 10/31/95 ........         (.42)        24.79     19.32           226,662       2.05            (.15)            61
  5/1/94 to 10/31/94**........         0.00         21.22      4.64           114,455       2.05*            .16*            24
  8/2/93++ to 4/30/94 ........        (2.32)        20.28      5.27            64,030       2.10*(f)        (.31)*           87

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.......       $(1.27)       $16.05      8.48%       $  141,181       1.63%           (.42)%           54%
  Year ended 11/30/95 ........         (.67)        16.09     49.95            72,366       1.75            (.28)           114
  Year ended 11/30/94 ........         0.00         11.41     (3.14)           35,146       1.96            (.67)            98
  Year ended 11/30/93 ........         (.01)        11.78      9.26            40,415       2.18            (.61)            68
  9/28/92+ to 11/30/92........         0.00         10.79      7.90             4,893       2.17*(f)         .91*(f)          0

  Class B
  12/1/95 to 5/31/96+++.......       $(1.27)       $15.69      8.10%       $  329,465       2.31%          (1.07)%           54%
  Year ended 11/30/95 ........         (.67)        15.81     49.01           238,088       2.43            (.95)           114
  Year ended 11/30/94 ........         0.00         11.29     (3.67)          139,988       2.47           (1.19)            98
  Year ended 11/30/93 ........         0.00         11.72      8.64           151,600       2.70           (1.14)            68
  9/28/92+ to 11/30/92........         0.00         10.79      7.90            19,941       2.68*(f)         .35*(f)          0

  Class C
  12/1/95 to 5/31/96+++.......       $(1.27)       $15.71      8.16%       $   41,175       2.30%          (1.08)%           54%
  Year ended 11/30/95 ........         (.67)        15.82     48.96            20,679       2.42            (.97)           114
  Year ended 11/30/94 ........         0.00         11.30     (3.58)            7,332       2.47           (1.16)            98
  5/3/93++ to 11/30/93........         0.00         11.72     11.83             3,899       2.79*          (1.35)*           68
------------------------------------------------------------------------------------------------------------------------------------

                                  Net                              Net              Net
                                 Asset                         Realized and       Increase
                                 Value                          Unrealized      (Decrease) In    Dividends From  Distributions
                              Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value   Net Investment    From Net
 Fiscal Year or Period           Period      Income (Loss)      Investments    From Operations       Income      Realized Gains
 ---------------------        ------------   --------------   --------------   ---------------   --------------  --------------

Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $46.64         $(.14)            $ 2.93          $ 2.79             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.98          (.30)             18.13           17.83              0.00           (3.17)
  1/1/94 to 11/30/94** .......     26.12          (.32)              6.18            5.86              0.00            0.00
  Year ended 12/31/93 ........     28.20          (.29)              6.39            6.10              0.00           (8.18)
  Year ended 12/31/92 ........     26.38          (.22)(b)           4.31            4.09              0.00           (2.27)
  Year ended 12/31/91 ........     19.44          (.02)             10.57           10.55              0.00           (3.61)
  Year ended 12/31/90 ........     21.57          (.03)              (.56)           (.59)             0.00           (1.54)
  Year ended 12/31/89 ........     20.35          0.00               1.22            1.22              0.00            0.00
  Year ended 12/31/88 ........     20.22          (.03)               .16             .13              0.00            0.00
  Year ended 12/31/87 ........     23.11          (.10)              4.54            4.44              0.00           (7.33)
  Year ended 12/31/86 ........     20.64          (.14)              2.62            2.48              (.01)           0.00
  Year ended 12/31/85 ........     16.52           .02               4.30            4.32              (.20)           0.00

  Class B
  12/1/95 to 5/31/96+++ ......    $45.76         $(.29)            $ 2.85          $ 2.56             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.60)(b)          17.92           17.32              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.23)              5.86            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.12)              6.84            6.72              0.00           (8.18)

  Class C
  12/1/95 to 5/31/96+++.......    $45.77         $(.29)            $ 2.84          $ 2.55             $0.00          $(2.38)
  Year ended 11/30/95 ........     31.61          (.58)(b)          17.91           17.33              0.00           (3.17)
  1/1/94 to 11/30/94** .......     25.98          (.24)              5.87            5.63              0.00            0.00
  5/3/93++ to 12/31/93 .......     27.44          (.13)              6.85            6.72              0.00           (8.18)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $24.16         $(.12)(b)         $ 6.42          $ 6.30             $0.00          $(4.81)
  Year ended 9/30/95 .........     22.65          (.22)(b)           5.59            5.37              0.00           (3.86)
  Year ended 9/30/94 .........     24.43          (.60)              (.36)           (.96)             0.00            (.82)
  Year ended 9/30/93 .........     19.34          (.41)              6.38            5.97              0.00            (.88)
  Year ended 9/30/92 .........     21.27          (.24)             (1.53)          (1.77)             0.00            (.16)
  Year ended 9/30/91 .........     15.67          (.05)              5.71            5.66              (.06)           0.00
  Year ended 9/30/90 .........     24.84           .03(b)           (7.18)          (7.15)             0.00           (2.02)
  Year ended 9/30/89 .........     17.60           .02(b)            7.40            7.42              0.00            (.18)
  Year ended 9/30/88 .........     24.47          (.08)             (2.08)          (2.16)             0.00           (4.71)
  Year ended 9/30/87(d) ......     21.80          (.14)              5.88            5.74              0.00           (3.07)
  Year ended 9/30/86(d) ......     17.25          0.00               5.54            5.54              (.03)           (.96)
  Year ended 9/30/85(d) ......     14.67           .04               2.87            2.91              (.11)           (.22)

  Class B
  10/1/95 to 3/31/96+++ ......    $23.03         $(.14)            $ 6.03          $ 5.89             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.34            4.97              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.53)              (.61)          (1.14)             0.00            (.82)
  Year ended 9/30/93 .........     19.07          (.18)              5.87            5.69              0.00            (.88)
  Year ended 9/30/92 .........     21.14          (.39)             (1.52)          (1.91)             0.00            (.16)
  Year ended 9/30/91 .........     15.66          (.13)              5.67            5.54              (.06)           0.00
  9/17/90++ to 9/30/90 .......     17.17          (.01)             (1.50)          (1.51)             0.00            0.00

  Class C
  10/1/95 to 3/31/96+++ ......    $23.05         $(.14)            $ 5.98          $ 5.84             $0.00          $(4.81)
  Year ended 9/30/95 .........     21.92          (.37)(b)           5.36            4.99              0.00           (3.86)
  Year ended 9/30/94 .........     23.88          (.36)              (.78)          (1.14)             0.00            (.82)
  5/3/93++ to 9/30/93 ........     20.33          (.10)              3.65            3.55              0.00            0.00

International Fund

  Class A
  Year ended 6/30/96 .........    $16.81         $ .05             $ 2.51          $ 2.56             $0.00          $(1.05)
  Year ended 6/30/95 .........     18.38           .04                .01             .05              0.00           (1.62)
  Year ended 6/30/94 .........     16.01          (.09)              3.02            2.93              0.00            (.56)
  Year ended 6/30/93 .........     14.98          (.01)              1.17            1.16              (.04)           (.09)
  Year ended 6/30/92 .........     14.00           .01(b)            1.04            1.05              (.07)           0.00
  Year ended 6/30/91 .........     17.99           .05              (3.54)          (3.49)             (.03)           (.47)
  Year ended 6/30/90 .........     17.24           .03               2.87            2.90              (.04)          (2.11)
  Year ended 6/30/89 .........     16.09           .05               3.73            3.78              (.13)          (2.50)
  Year ended 6/30/88 .........     23.70           .17              (1.22)          (1.05)             (.21)          (6.35)
  Year ended 6/30/87 .........     22.02           .15               4.31            4.46              (.03)          (2.75)

  Class B
  Year ended 6/30/96 .........    $16.19         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.90          (.01)              (.08)           (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.19)(b)           2.91            2.72              0.00            (.56)
  Year ended 6/30/93 .........     14.81          (.12)              1.14            1.02              0.00            (.09)
  Year ended 6/30/92 .........     13.93          (.11)(b)           1.02             .91              (.03)           0.00
  9/17/90++ to 6/30/91 .......     15.52           .03              (1.12)          (1.09)             (.03)           (.47)

  Class C
  Year ended 6/30/96 .........    $16.20         $ .07             $ 2.38          $ 2.31             $0.00          $(1.05)
  Year ended 6/30/95 .........     17.91          (.14)               .05            (.09)             0.00           (1.62)
  Year ended 6/30/94 .........     15.74          (.11)              2.84            2.73              0.00            (.56)
  5/3/93++ to 6/30/93 ........     15.93          0.00               (.19)           (.19)             0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 16.

                                                             Total      Net Assets               Ratio Of Net
                                    Total      Net Asset   Investment   At End Of    Ratio Of     Investment
                                  Dividends      Value    Return Based   Period      Expenses    Income (Loss)
                                     And         End Of   on Net Asset   (000's     To Average     To Average     Portfolio
  Fiscal Year or Period         Distributions    Period     Value (a)    omitted)   Net Assets     Net Assets   Turnover Rate
  ---------------------         -------------  ---------  ------------  ----------  ----------   -------------  -------------
Technology Fund
  Class A
  12/1/95 to 5/31/96+++ ......    $(2.38)        $47.05        6.75%      $507,135     1.74%          (.65)%         19%
  Year ended 11/30/95 ........     (3.17)         46.64       61.93        398,262     1.75           (.77)          55
  1/1/94 to 11/30/94** .......      0.00          31.98       22.43        202,929     1.66*         (1.22)*         55
  Year ended 12/31/93 ........     (8.18)         26.12       21.63        173,732     1.73          (1.32)          64
  Year ended 12/31/92 ........     (2.27)         28.20       15.50        173,566     1.61           (.90)          73
  Year ended 12/31/91 ........     (3.61)         26.38       54.24        191,693     1.71           (.20)         134
  Year ended 12/31/90 ........     (1.54)         19.44       (3.08)       131,843     1.77           (.18)         147
  Year ended 12/31/89 ........      0.00          21.57        6.00        141,730     1.66            .02          139
  Year ended 12/31/88 ........      0.00          20.35        0.64        169,856     1.42(f)        (.16)(f)      139
  Year ended 12/31/87 ........     (7.33)         20.22       19.16        167,608     1.31(f)        (.56)(f)      248
  Year ended 12/31/86 ........      (.01)         23.11       12.03        147,733     1.13(f)        (.57)(f)      141
  Year ended 12/31/85 ........      (.20)         20.64       26.24        147,114     1.14(f)         .07 (f)      259

  Class B
  12/1/95 to 5/31/96+++ ......    $(2.38)        $45.94        6.36%      $486,752     2.45%         (1.37)%         19%
  Year ended 11/30/95 ........     (3.17)         45.76       60.95        277,111     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67         18,397     2.43*         (1.95)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,645     2.57*         (2.30)*         64

  Class C
  12/1/95 to 5/31/96+++.......    $(2.38)        $45.94        6.33%       $82,541     2.44%         (1.36)%         19%
  Year ended 11/30/95 ........     (3.17)         45.77       60.98         43,161     2.48          (1.47)          55
  1/1/94 to 11/30/94** .......      0.00          31.61       21.67          7,470     2.41*         (1.94)*         55
  5/3/93++ to 12/31/93 .......     (8.18)         25.98       24.49          1,096     2.52*         (2.25)*         64

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++ ......    $(4.81)        $25.65       30.84%      $203,483     1.83%         (1.14)%         87%
  Year ended 9/30/95 .........     (3.86)         24.16       30.73        146,663     1.83          (1.06)         160
  Year ended 9/30/94 .........      (.82)         22.65       (4.05)       155,470     1.67          (1.15)         110
  Year ended 9/30/93 .........      (.88)         24.43       31.58        228,874     1.65          (1.00)         102
  Year ended 9/30/92 .........      (.16)         19.34       (8.34)       252,140     1.62           (.89)         128
  Year ended 9/30/91 .........      (.06)         21.27       36.28        333,806     1.64           (.22)         118
  Year ended 9/30/90 .........     (2.02)         15.67      (30.81)       251,102     1.66            .16           90
  Year ended 9/30/89 .........      (.18)         24.84       42.68        263,099     1.73            .10           90
  Year ended 9/30/88 .........     (4.71)         17.60       (8.61)        90,713     1.28(f)        (.40)(f)       58
  Year ended 9/30/87(d) ......     (3.07)         24.47       29.61        134,676     1.18(f)        (.56)(f)       76
  Year ended 9/30/86(d) ......      (.99)         21.80       33.79        144,959     1.18            .02           84
  Year ended 9/30/85(d) ......      (.33)         17.25       20.29         77,067     1.18            .22           77

  Class B
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.11       30.54%       $29,346     2.64%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.03       29.78         16,604     2.65          (1.88)         160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)        13,901     2.50          (1.98)         110
  Year ended 9/30/93 .........      (.88)         23.88       30.53         16,779     2.46          (1.81)         102
  Year ended 9/30/92 .........      (.16)         19.07       (9.05)         9,454     2.42          (1.67)         128
  Year ended 9/30/91 .........      (.06)         21.14       35.54          7,346     2.41          (1.28)         118
  9/17/90++ to 9/30/90 .......      0.00          15.66       (8.79)            71     2.09*          (.26)*         90


  Class C
  10/1/95 to 3/31/96+++ ......    $(4.81)        $24.08       30.31%        $6,779     2.65%         (1.95)%         87%
  Year ended 9/30/95 .........     (3.86)         23.05       29.87          1,611     2.64*         (1.76)*        160
  Year ended 9/30/94 .........      (.82)         21.92       (4.92)         1,220     2.48          (1.96)         110
  5/3/93++ to 9/30/93 ........      0.00          23.88       17.46            118     2.49*         (1.90)*        102

International Fund

  Class A
  Year ended 6/30/96 .........    $(1.05)        $18.32       15.83%      $196,261     1.72%           .31%          78%
  Year ended 6/30/95 .........     (1.62)         16.81         .59        165,584     1.73            .26          119
  Year ended 6/30/94 .........      (.56)         18.38       18.68        201,916     1.90           (.50)          97
  Year ended 6/30/93 .........      (.13)         16.01        7.86        161,048     1.88           (.14)          94
  Year ended 6/30/92 .........      (.07)         14.98        7.52        179,807     1.82            .07           72
  Year ended 6/30/91 .........      (.50)         14.00      (19.34)       214,442     1.73            .37           71
  Year ended 6/30/90 .........     (2.15)         17.99       16.98        265,999     1.45            .33           37
  Year ended 6/30/89 .........     (2.63)         17.24       27.65        166,003     1.41            .39           87
  Year ended 6/30/88 .........     (6.56)         16.09       (4.20)       132,319     1.41            .84           55
  Year ended 6/30/87 .........     (2.78)         23.70       23.05        194,716     1.30            .77           58

  Class B
  Year ended 6/30/96 .........    $(1.05)        $17.45       14.87%       $72,470     2.55%          (.46)%         78%
  Year ended 6/30/95 .........     (1.62)         16.19        (.22)        48,998     2.57           (.62)         119
  Year ended 6/30/94 .........      (.56)         17.90       17.65         29,943     2.78          (1.15)          97
  Year ended 6/30/93 .........      (.09)         15.74        6.98          6,363     2.70           (.96)          94
  Year ended 6/30/92 .........      (.03)         14.81        6.54          5,585     2.68           (.70)          72
  9/17/90++ to 6/30/91 .......      (.50)         13.93       (6.97)         3,515     3.39*           .84*          71

  Class C
  Year ended 6/30/96 .........    $(1.05)        $17.46       14.85%       $26,965     2.53%          (.47)%         78%
  Year ended 6/30/95 .........     (1.62)         16.20        (.22)        19,395     2.54           (.88)         119
  Year ended 6/30/94 .........      (.56)         17.91       17.72         13,503     2.78          (1.12)          97
  5/3/93++ to 6/30/93 ........      0.00          15.74       (1.19)           229     2.57*           .08*          94
------------------------------------------------------------------------------------------------------------------------------------


                                 Net                               Net               Net
                                Asset                          Realized and        Increase
                                Value                           Unrealized       (Decrease) In     Dividends From   Distributions
                             Beginning Of   Net Investment    Gains (Loss) On    Net Asset Value   Net Investment    From Net
  Fiscal Year or Period         Period       Income (Loss)      Investments      From Operations       Income      Realized Gains
  ---------------------     -------------   --------------    ---------------    ---------------   --------------  --------------
Worldwide Privatization Fund
  Class A
  Year ended 6/30/96 ......      $10.18          $ .10             $ 1.85            $ 1.95           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.75            .06                .37               .43            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .01               (.26)             (.25)           0.00              0.00
  Class B
  Year ended 6/30/96 ......      $10.10          $(.02)            $ 1.88            $ 1.86           $0.00            $ 0.00
  Year ended 6/30/95 ......        9.74            .02                .34               .36            0.00              0.00
  6/2/94+ to 6/30/94 ......       10.00            .00               (.26)             (.26)           0.00              0.00
  Class C
  Year ended 6/30/96 ......      $10.10          $ .03             $ 1.83            $ 1.86           $0.00            $ 0.00
  2/8/95++ to 6/30/95 .....        9.53            .05                .52               .57            0.00              0.00

New Europe Fund
  Class A
  Year ended 7/31/96 ......      $15.11          $ .18             $ 1.02            $ 1.20           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.66            .04               2.50              2.54            (.09)             0.00
  Period ended 7/31/94** ..       12.53            .09                .04               .13            0.00              0.00
  Year ended 2/28/94 ......        9.37            .02(b)            3.14              3.16            0.00              0.00
  Year ended 2/28/93 ......        9.81            .04               (.33)             (.29)           (.15)             0.00
  Year ended 2/29/92 ......        9.76            .02(b)             .05               .07            (.02)             0.00
  4/2/90+ to 2/28/91 ......       11.11(e)         .26               (.91)             (.65)           (.26)             (.44)
  Class B
  Year ended 7/31/96 ......      $14.71          $ .08             $  .99            $ 1.07           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.41           (.05)              2.44              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.32            .07                .02               .09            0.00              0.00
  Year ended 2/28/94 ......        9.28           (.05)(b)           3.09              3.04            0.00              0.00
  Year ended 2/28/93 ......        9.74           (.02)              (.33)             (.35)           (.11)             0.00
  3/5/91++ to 2/29/92 .....        9.84           (.04)(b)           (.04)             (.08)           (.02)             0.00
  Class C
  Year ended 7/31/96 ......      $14.72          $ .08             $ 1.00            $ 1.08           $0.00            $ (.47)
  Year ended 7/31/95 ......       12.42           (.07)              2.46              2.39            (.09)             0.00
  Period ended 7/31/94** ..       12.33            .06                .03               .09            0.00              0.00
  5/3/93++ to 2/28/94 .....       10.21           (.04)(b)           2.16              2.12            0.00              0.00

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...      $10.45          $(.10)            $ 1.92            $ 1.82           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.19)(c)            .64               .45            0.00              0.00
  Class B
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.89            $ 1.75           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.25)(c)            .66               .41            0.00              0.00
  Class C
  11/1/95 to 4/30/96+++ ...      $10.41          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.08)
  11/28/94+ to 10/31/95 ...       10.00           (.35)(c)            .76               .41            0.00              0.00

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......      $10.38          $(.14)            $ 1.90            $ 1.76           $0.00            $ (.53)
  Year ended 7/31/95 ......       11.08           (.09)              1.50              1.41            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.24           (.15)              (.01)             (.16)           0.00              0.00
  Year ended 9/30/93 ......        9.33           (.15)              2.49              2.34            0.00              (.43)
  Year ended 9/30/92 ......       10.55           (.16)             (1.03)            (1.19)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.06)              2.35              2.29            0.00              0.00
  Year ended 9/30/90 ......       15.54           (.05)(b)          (4.12)            (4.17)           0.00             (3.11)
  Year ended 9/30/89 ......       11.41           (.03)              4.25              4.22            0.00              (.09)
  Year ended 9/30/88 ......       15.07           (.05)             (1.83)            (1.88)           0.00             (1.78)
  Year ended 9/30/87 ......       15.47           (.07)              4.19              4.12            (.04)            (4.48)
  Class B
  Year ended 7/31/96 ......      $ 9.95          $(.20)            $ 1.81            $ 1.61           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.78           (.12)              1.40              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.05)             (.22)           0.00              0.00
  Year ended 9/30/93 ......        9.20           (.15)              2.38              2.23            0.00              (.43)
  Year ended 9/30/92 ......       10.49           (.20)             (1.06)            (1.26)           0.00              (.03)
  Year ended 9/30/91 ......        8.26           (.07)              2.30              2.23            0.00              0.00
  9/17/90++ to 9/30/90 ....        9.12           (.01)              (.85)             (.86)           0.00              0.00
  Class C
  Year ended 7/31/96 ......      $ 9.96          $(.20)            $ 1.82            $ 1.62           $0.00            $ (.53)
  Year ended 7/31/95 ......       10.79           (.17)              1.45              1.28            0.00             (2.11)(j)
  Period ended 7/31/94** ..       11.00           (.17)(b)           (.04)             (.21)           0.00              0.00
  5/3/93++ to 9/30/93 .....        9.86           (.05)              1.19              1.14            0.00              0.00

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......      $17.98          $ .35             $ 1.08            $ 1.43           $(.32)           $ (.61)
  Year ended 7/31/95 ......       16.26            .34(c)            1.64              1.98            (.22)             (.04)
  Period ended 7/31/94** ..       16.46            .07(c)            (.27)             (.20)           0.00              0.00
  Year ended 4/30/94 ......       16.97            .16(c)             .74               .90            (.24)            (1.17)
  Year ended 4/30/93 ......       17.06            .39(c)             .59               .98            (.42)             (.65)
  Year ended 4/30/92 ......       14.48            .27(c)            2.80              3.07            (.17)             (.32)
  9/4/90++ to 4/30/91 .....       12.51            .34(c)            1.66              2.00            (.03)             0.00
----------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 16.

                                                         Total     Net Assets              Ratio Of Net
                                Total      Net Asset   Investment   At End Of   Ratio Of    Investment
                              Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                 And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
  Fiscal Year or Period      Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
  ---------------------      -------------  -------   ------------  ---------  ----------  ------------  -------------
Worldwide Privatization Fund
  Class A
  Year ened 6/30/96 .......     $ 0.00        $12.13      19.16%      $672,732     1.87%         .95%         28%
  Year ended 6/30/95 ......       0.00         10.18       4.41         13,535     2.56          .66          36
  6/2/94+ to 6/30/94 ......       0.00          9.75      (2.50)         4,990     2.75*        1.03*          0
  Class B
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%       $83,050     2.83%        (.20)%        28%
  Year ended 6/30/95 ......       0.00         10.10       3.70         79,359     3.27          .01          36
  6/2/94+ to 6/30/94 ......       0.00          9.74      (2.60)        22,859     3.45*         .33*          0
  Class C
  Year ended 6/30/96 ......     $ 0.00        $11.96      18.42%        $2,383     2.57%         .63%         28%
  2/8/95++ to 6/30/95 .....       0.00         10.10       5.98            338     3.27*        2.65*         36

New Europe Fund
  Class A
  Year ended 7/31/96 ......     $ (.47)       $15.84       8.20%       $74,026     2.14%        1.10%         69%
  Year ended 7/31/95 ......       (.09)        15.11      20.22         86,112     2.09          .37          74
  Period ended 7/31/94** ..       0.00         12.66       1.04         86,739     2.06*        1.85*         35
  Year ended 2/28/94 ......       0.00         12.53      33.73         90,372     2.30          .17          94
  Year ended 2/28/93 ......       (.15)         9.37      (2.82)        79,285     2.25          .47         125
  Year ended 2/29/92 ......       (.02)         9.81        .74        108,510     2.24          .16          34
  4/2/90+ to 2/28/91 ......       (.70)         9.76      (5.63)       188,016     1.52*        2.71*         48
  Class B
  Year ended 7/31/96 ......     $ (.47)       $15.31       7.53%       $42,662     2.86%         .59%         69%
  Year ended 7/31/95 ......       (.09)        14.71      19.42         34,527     2.79         (.33)         74
  Period ended 7/31/94** ..       0.00         12.41        .73         31,404     2.76*        1.15*         35
  Year ended 2/28/94 ......       0.00         12.32      32.76         20,729     3.02         (.52)         94
  Year ended 2/28/93 ......       (.11)         9.28      (3.49)         1,732     3.00         (.50)        125
  3/5/91++ to 2/29/92 .....       (.02)         9.74        .03          1,423     3.02*        (.71)*        34
  Class C
  Year ended 7/31/96 ......     $ (.47)       $15.33       7.59%       $10,141     2.87%         .58%         69%
  Year ended 7/31/95 ......       (.09)        14.72      19.40          7,802     2.78         (.33)         74
  Period ended 7/31/94** ..       0.00         12.42        .73         11,875     2.76*        1.15*         35
  5/3/93++ to 2/28/94 .....       0.00         12.33      20.77         10,886     3.00*        (.52)*        94

All-Asia Investment Fund
  Class A
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.19      17.52%       $11,645     3.47%       (1.75)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.45       4.50          2,870     4.42*       (1.87)*(f)     90
  Class B
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.08      16.91%       $20,176     4.17%       (2.42)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10          5,170     5.20*       (2.64)*(f)     90
  Class C
  11/1/95 to 4/30/96+++ ...     $ (.08)       $12.09      17.01%        $2,931     4.18%       (2.44)%        42%
  11/28/94+ to 10/31/95 ...       0.00         10.41       4.10            597     5.84*       (3.41)*(f)     90

Global Small Cap Fund
  Class A
  Year ended 7/31/96 ......     $ (.53)       $11.61      17.46%       $68,623     2.51%       (1.22)%       139%
  Year ended 7/31/95 ......      (2.11)        10.38      16.62         60,057     2.54(f)     (1.17)(f)     128
  Period ended 7/31/94** ..       0.00         11.08      (1.42)        61,372     2.42*       (1.26)*        78
  Year ended 9/30/93 ......       (.43)        11.24      25.83         65,713     2.53        (1.13)         97
  Year ended 9/30/92 ......       (.03)         9.33     (11.30)        58,491     2.34         (.85)        108
  Year ended 9/30/91 ......       0.00         10.55      27.72         84,370     2.29         (.55)        104
  Year ended 9/30/90 ......      (3.11)         8.26     (31.90)        68,316     1.73         (.46)         89
  Year ended 9/30/89 ......       (.09)        15.54      37.34        113,583     1.56         (.17)        106
  Year ended 9/30/88 ......      (1.78)        11.41      (8.11)        90,071     1.54(f)      (.50)(f)      74
  Year ended 9/30/87 ......      (4.52)        15.07      34.11        113,305     1.41(f)      (.44)(f)      98
  Class B
  Year ended 7/31/96 ......     $ (.53)       $11.03      16.69%       $14,247     3.21%       (1.88)%       139%
  Year ended 7/31/95 ......      (2.11)         9.95      15.77          5,164     3.20(f)     (1.92)(f)     128
  Period ended 7/31/94** ..       0.00         10.78      (2.00)         3,889     3.15*       (1.93)*        78
  Year ended 9/30/93 ......       (.43)        11.00      24.97          1,150     3.26        (1.85)         97
  Year ended 9/30/92 ......       (.03)         9.20     (12.03)           819     3.11        (1.31)        108
  Year ended 9/30/91 ......       0.00         10.49      27.00            121     2.98        (1.39)        104
  9/17/90++ to 9/30/90 ....       0.00          8.26      (9.43)           183     2.61*       (1.30)*        89
  Class C
  Year ended 7/31/96 ......     $ (.53)       $11.05      16.77%       $14,119     3.19%       (1.85)%       139%
  Year ended 7/31/95 ......      (2.11)         9.96      15.75          1,407     3.25(f)     (2.10)(f)     128
  Period ended 7/31/94** ..       0.00         10.79      (1.91)         1,330     3.13*       (1.92)*        78
  5/3/93++ to 9/30/93 .....       0.00         11.00      11.56            261     3.75*       (2.51)*        97

Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96 ......     $ (.93)       $18.48       8.05%       $18,329     1.40%        1.78%        173%
  Year ended 7/31/95 ......       (.26)        17.98      12.40         10,952     1.40(f)      2.07         172
  Period ended 7/31/94** ..       0.00         16.26      (1.22)         9,640     1.40(f)      1.63*         21
  Year ended 4/30/94 ......      (1.41)        16.46       5.06          9,822     1.40(f)      1.67         139
  Year ended 4/30/93 ......      (1.07)        16.97       5.85          8,637     1.40(f)      2.29          98
  Year ended 4/30/92 ......       (.49)        17.06      20.96          6,843     1.40(f)      1.92         103
  9/4/90++ to 4/30/91 .....       (.03)        14.48      16.00            443     1.40*(f)     3.54*        137
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                         Net                             Net             Net
                                        Asset                       Realized and       Increase
                                        Value                        Unrealized      (Decrease) In    Dividends From   Distributions
                                      Beginning Of  Net Investment  Gains (Loss) On  Net Asset Value  Net Investment     From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
  ---------------------               ------------  --------------  ---------------  ---------------  --------------  --------------

Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ..........          $15.56         $.16            $  .98            $ 1.14           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.10          .22(c)           1.40              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.30          .03(c)           (.23)             (.20)           0.00          0.00
  Year ended 4/30/94 ..........           14.92          .06(c)            .63               .69            (.14)        (1.17)
  Year ended 4/30/93 ..........           15.51          .23(c)            .53               .76            (.25)        (1.10)
  Year ended 4/30/92 ..........           13.96          .22(c)           2.70              2.92            (.29)        (1.08)
  Year ended 4/30/91 ..........           12.40          .43(c)           1.60              2.03            (.47)         0.00
  Year ended 4/30/90 ..........           11.97          .50(b)(c)         .60              1.10            (.25)         (.42)
  Year ended 4/30/89 ..........           11.45          .48(c)           1.11              1.59            (.30)         (.77)
  10/23/87+ to 4/30/88 ........           10.00          .13(c)           1.38              1.51            (.06)         0.00
  Class C
  Year ended 7/31/96 ..........          $15.57         $.14            $  .99            $ 1.13           $(.20)       $ (.61)
  Year ended 7/31/95 ..........           14.11          .16(c)           1.46              1.62            (.12)         (.04)
  Period ended 7/31/94** ......           14.31          .03(c)           (.23)             (.20)           0.00          0.00
  8/2/93++ to 4/30/94 .........           15.64          .15(c)           (.17)             (.02)           (.14)        (1.17)

Balanced Shares
  Class A
  Year ended 7/31/96 ..........          $15.08         $.37            $  .45            $  .82           $(.41)       $(1.48)
  Year ended 7/31/95 ..........           13.38          .46              1.62              2.08            (.36)         (.02)
  Period ended 7/31/94** ......           14.40          .29              (.74)             (.45)           (.28)         (.29)
  Year ended 9/30/93 ..........           13.20          .34              1.29              1.63            (.43)         0.00
  Year ended 9/30/92 ..........           12.64          .44               .57              1.01            (.45)         0.00
  Year ended 9/30/91 ..........           10.41          .46              2.17              2.63            (.40)         0.00
  Year ended 9/30/90 ..........           14.13          .45             (2.14)            (1.69)           (.40)        (1.63)
  Year ended 9/30/89 ..........           12.53          .42              2.18              2.60            (.46)         (.54)
  Year ended 9/30/88 ..........           16.33          .46             (1.07)             (.61)           (.44)        (2.75)
  Year ended 9/30/87 ..........           14.64          .67              1.62              2.29            (.60)         0.00
  Class B
  Year ended 7/31/96 ..........          $14.88         $.28            $  .42            $  .70           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.23          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.27          .22              (.75)             (.53)           (.22)         (.29)
  Year ended 9/30/93 ..........           13.13          .29              1.22              1.51            (.37)         0.00
  Year ended 9/30/92 ..........           12.61          .37               .54               .91            (.39)         0.00
  2/4/91++ to 9/30/91 .........           11.84          .25               .80              1.05            (.28)         0.00
  Class C
  Year ended 7/31/96 ..........          $14.89         $.26            $  .45            $  .71           $(.31)       $(1.48)
  Year ended 7/31/95 ..........           13.24          .30              1.65              1.95            (.28)         (.02)
  Period ended 7/31/94** ......           14.28          .24              (.77)             (.53)           (.22)         (.29)
  5/3/93++ to 9/30/93 .........           13.63          .11               .71               .82            (.17)         0.00

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .......          $10.70         $.26            $  .40            $  .66           $(.29)       $ (.11)
  Year ended 10/31/95 .........            9.69          .93(b)            .59              1.52            (.51)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .96             (1.02)             (.06)           (.05)(g)      (.20)
  Class B
  11/1/95 to 4/30/96+++ .......          $10.70         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.68          .63(b)            .83              1.46            (.44)         0.00
  3/25/94++ to 10/31/94 .......           10.00          .88              (.98)             (.10)           (.06)(g)      (.16)
  Class C
  11/1/95 to 4/30/96+++ .......          $10.67         $.22            $  .40            $  .62           $(.26)       $ (.11)
  Year ended 10/31/95 .........            9.66          .40(b)           1.05              1.45            (.44)         0.00
  Year ended 10/31/94 .........           10.47          .50              (.85)             (.35)           (.11)(g)      (.35)
  Year ended 10/31/93 .........            9.80          .52               .51              1.03            (.36)         0.00
  Year ended 10/31/92 .........           10.00          .55              (.28)              .27            (.47)         0.00
  10/25/91+ to 10/31/91 .......           10.00          .01              0.00               .01            (.01)         0.00

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .......          $10.22         $.07            $  .25            $  .32           $(.26)       $ 0.00
  Year ended 11/30/95 .........            8.97          .30(c)           1.40              1.70            (.45)         0.00
  Year ended 11/30/94 .........            9.92          .42(c)           (.89)             (.47)           (.48)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .02(c)           (.10)             (.08)           0.00          0.00
  Class B
  12/1/95 to 5/31/96+++ .......          $10.20         $.04            $  .26            $  .30           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.96          .27(c)           1.36              1.63            (.39)         0.00
  Year ended 11/30/94 .........            9.91          .37(c)           (.91)             (.54)           (.41)         0.00
  10/18/93+ to 11/30/93 .......           10.00          .01(c)           (.10)             (.09)           0.00          0.00
  Class C
  12/1/95 to 5/31/96+++ .......          $10.22         $.06            $  .23            $  .29           $(.23)       $ 0.00
  Year ended 11/30/95 .........            8.97          .17(c)           1.47              1.64            (.39)         0.00
  Year ended 11/30/94 .........            9.92          .39(c)           (.93)             (.54)           (.41)         0.00
  10/27/93+ to 11/30/93 .......           10.00          .01(c)           (.09)             (.08)           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

                                                                   Total     Net Assets             Ratio Of Net
                                          Total     Net Asset    Investment   At End Of   Ratio Of   Investment
                                        Dividends      Value    Return Based   Period     Expenses   Income (Loss)
                                           And         End Of   on Net Asset   (000's)   To Average   To Average    Portfolio
                                       Distributions   Period     Value(a)     omitted   Net Assets   Net Assets   Turnover Rate
                                       -------------   ------   ------------  ---------  ----------  ------------  -------------
Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96 ............          $(.81)      $15.89       7.41%      $28,492      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.56      11.63        37,301      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.10      (1.40)       43,578      2.10*(f)      .92*          21
  Year ended 4/30/94 ............          (1.31)       14.30       4.29        43,616      2.10 (f)      .93          139
  Year ended 4/30/93 ............          (1.35)       14.92       4.96        36,155      2.15 (f)     1.55           98
  Year ended 4/30/92 ............          (1.37)       15.51      20.14        31,842      2.15 (f)     1.34          103
  Year ended 4/30/91 ............           (.47)       13.96      16.73        22,552      2.10 (f)     3.23          137
  Year ended 4/30/90 ............           (.67)       12.40       8.85        19,523      2.00 (f)     3.85          120
  Year ended 4/30/89 ............          (1.07)       11.97      14.66         5,128      2.00 (f)     4.31          103
  10/23/87+ to 4/30/88 ..........           (.06)       11.45      15.10         2,344      2.00*(f)     2.44*          72
  Class C
  Year ended 7/31/96 ............          $(.81)      $15.89       7.34%       $3,157      2.10%         .99%         173%
  Year ended 7/31/95 ............           (.16)       15.57      11.62         4,113      2.10 (f)     1.38          172
  Period ended 7/31/94** ........           0.00        14.11      (1.40)        4,317      2.10*(f)      .93*          21
  8/2/93++ to 4/30/94 ...........          (1.31)       14.31        .45         4,289      2.10*(f)      .69*         139

Balanced Shares
  Class A
  Year ended 7/31/96 ............         $(1.89)      $14.01       5.23%     $102,567      1.38%        2.41%         227%
  Year ended 7/31/95 ............           (.38)       15.08      15.99       122,033      1.32         3.12          179
  Period ended 7/31/94** ........           (.57)       13.38      (3.21)      157,637      1.27*        2.50*         116
  Year ended 9/30/93 ............           (.43)       14.40      12.52       172,484      1.35         2.50          188
  Year ended 9/30/92 ............           (.45)       13.20       8.14       143,883      1.40         3.26          204
  Year ended 9/30/91 ............           (.40)       12.64      25.52       154,230      1.44         3.75           70
  Year ended 9/30/90 ............          (2.03)       10.41     (13.12)      140,913      1.36         4.01          169
  Year ended 9/30/89 ............          (1.00)       14.13      22.27       159,290      1.42         3.29          132
  Year ended 9/30/88 ............          (3.19)       12.53      (1.10)      111,515      1.42         3.74          190
  Year ended 9/30/87 ............           (.60)       16.33      15.80       129,786      1.17         4.14          136
  Class B
  Year ended 7/31/96 ............         $(1.79)      $13.79       4.45%      $18,393      2.16%        1.61%         227%
  Year ended 7/31/95 ............           (.30)       14.88      15.07        15,080      2.11         2.30          179
  Period ended 7/31/94** ........           (.51)       13.23      (3.80)       14,347      2.05*        1.73*         116
  Year ended 9/30/93 ............           (.37)       14.27      11.65        12,789      2.13         1.72          188
  Year ended 9/30/92 ............           (.39)       13.13       7.32         6,499      2.16         2.46          204
  2/4/91++ to 9/30/91 ...........           (.28)       12.61       8.96         1,830      2.13*        3.19*          70
  Class C
  Year ended 7/31/96 ............         $(1.79)      $13.81       4.52%       $6,096      2.15%        1.63%         227%
  Year ended 7/31/95 ............           (.30)       14.89      15.06         5,108      2.09         2.32          179
  Period ended 7/31/94** ........           (.51)       13.24      (3.80)        6,254      2.03*        1.81*         116
  5/3/93++ to 9/30/93 ...........           (.17)       14.28       6.01         1,487      2.29*        1.47*         188

Income Builder Fund (h)
  Class A
  11/1/95 to 4/30/96+++ .........          $(.40)      $10.96       6.30%       $1,402      2.32%        4.64%         120%
  Year ended 10/31/95 ...........           (.51)       10.70      16.22         1,398      2.38         5.44           92
  3/25/94++ to 10/31/94 .........           (.25)        9.69       (.54)          600      2.52*        6.11*         126
  Class B
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.95       5.88%       $4,789      3.03%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.70      15.55         3,769      3.09         4.73           92
  3/25/94++ to 10/31/94 .........           (.22)        9.68       (.99)        1,998      3.09*        5.07*         126
  Class C
  11/1/95 to 4/30/96+++ .........          $(.37)      $10.92       5.89%      $46,629      3.02%        3.93%         120%
  Year ended 10/31/95 ...........           (.44)       10.67      15.47        49,107      3.02         4.81           92
  Year ended 10/31/94 ...........           (.46)        9.66      (3.44)       64,027      2.67         3.82          126
  Year ended 10/31/93 ...........           (.36)       10.47      10.65       106,034      2.32         6.85          101
  Year ended 10/31/92 ...........           (.47)        9.80       2.70       152,617      2.33         5.47          108
  10/25/91+ to 10/31/91 .........           (.01)       10.00        .11        41,813      0.00*(f)      .94*           0

Utility Income Fund
  Class A
  12/1/95 to 5/31/96+++ .........          $(.26)      $10.28       3.24%       $2,911      1.50%        1.34%          38%
  Year ended 11/30/95 ...........           (.45)       10.22      19.32         2,748      1.50 (f)     2.48 (f)      162
  Year ended 11/30/94 ...........           (.48)        8.97      (4.86)        1,068      1.50 (f)     4.13           30
  10/18/93+ to 11/30/93 .........           0.00         9.92       (.80)          229      1.50*(f)     2.35*          11
  Class B
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.27       3.02%      $12,934      2.20%         .64%          38%
  Year ended 11/30/95 ...........           (.39)       10.20      18.40        10,988      2.20 (f)     1.60 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.96      (5.59)        2,353      2.20 (f)     3.53           30
  10/18/93+ to 11/30/93 .........           0.00         9.91       (.90)          244      2.20*(f)     2.84*          11
  Class C
  12/1/95 to 5/31/96+++ .........          $(.23)      $10.28       2.92%       $4,532      2.20%         .66%          38%
  Year ended 11/30/95 ...........           (.39)       10.22      18.63         3,500      2.20 (f)     1.88 (f)      162
  Year ended 11/30/94 ...........           (.41)        8.97      (5.58)        2,651      2.20 (f)     3.60           30
  10/27/93+ to 11/30/93 .........           0.00         9.92       (.80)           18      2.20*(f)     3.08*          11
----------------------------------------------------------------------------------------------------------------------------------

                                          Net                             Net             Net
                                         Asset                       Realized and      Increase
                                         Value                        Unrealized     (Decrease) In    Dividends From   Distributions
                                       Beginning Of  Net Investment  Gain (Loss) On  Net Asset Value  Net Investment     From Net
   Fiscal Year or Period                 Period      Income (Loss)    Investments    From Operations      Income      Realized Gains
   ---------------------              ------------  --------------  ---------------  ---------------  --------------  --------------
Growth and Income Fund
  Class A
  11/1/95 to 4/30/96+++ ...........       $ 2.71          $ .03           $ .35           $ .38           $ (.03)         $ (.21)
  Year ended 10/31/95 .............         2.35            .02             .52             .54             (.06)           (.12)
  Year ended 10/31/94 .............         2.61            .06            (.08)           (.02)            (.06)           (.18)
  Year ended 10/31/93 .............         2.48            .06             .29             .35             (.06)           (.16)
  Year ended 10/31/92 .............         2.52            .06             .11             .17             (.06)           (.15)
  Year ended 10/31/91 .............         2.28            .07             .56             .63             (.09)           (.30)
  Year ended 10/31/90 .............         3.02            .09            (.30)           (.21)            (.10)           (.43)
  Year ended 10/31/89 .............         3.05            .10             .43             .53             (.08)           (.48)
  Year ended 10/31/88 .............         3.48            .10             .33             .43             (.08)           (.78)
  Year ended 10/31/87 .............         3.52            .11            (.03)            .08             (.12)           0.00
  Year ended 10/31/86 .............         3.01            .12             .92            1.04             (.13)           (.40)
  Year ended 10/31/85 .............         2.93            .14             .42             .56             (.15)           (.33)
  Class B
  11/1/95 to 4/30/96+++............       $ 2.69          $ .02           $ .36           $ .38           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .49             .50             (.03)           (.12)
  Year ended 10/31/94..............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  Year ended 10/31/93..............         2.47            .05             .28             .33             (.04)           (.16)
  Year ended 10/31/92..............         2.52            .04             .11             .15             (.05)           (.15)
  2/8/91++ to 10/31/91.............         2.40            .04             .12             .16             (.04)           0.00
  Class C
  11/1/95 to 4/30/96+++............       $ 2.70          $ .02           $ .35           $ .37           $ (.02)         $ (.21)
  Year ended 10/31/95..............         2.34            .01             .50             .51             (.03)           (.12)
  Year ended 10/31/94 .............         2.60            .04            (.08)           (.04)            (.04)           (.18)
  5/3/93++ to 10/31/93 ............         2.43            .02             .17             .19             (.02)           0.00
----------------------------------------------------------------------------------------------------------------------------------

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                  1991        1992        1993       1994        1995        1996
All-Asia Investment Fund
         Class A                   --          --          --         --       10.57%#        --
         Class B                   --          --          --         --       11.32%#        --
         Class C                   --          --          --         --       11.38%#        --
Growth Fund
         Class A                 8.79%#      1.94%       1.84%      1.46%         --          --
         Class B                 3.06%       2.65%       2.52%      2.13%         --          --
         Class C                   --          --          --       2.13#         --          --
Premier Growth
         Class A                   --        3.33%#        --         --          --          --
         Class B                   --        3.78%#        --         --          --          --
                                Net investment income ratios for Premier Growth would have been (.25%#) for
                                Class A and (.75%#) for Class B for this same period.
Global Small Cap Fund
         Class A                   --          --          --         --        2.61%         --
         Class B                   --          --          --         --        3.27%         --
         Class C                   --          --          --         --        3.31%         --
Strategic Balanced Fund
         Class A                11.59%#      2.05%       1.85%      1.70%1      1.81%       1.76%
                                                                    1.94%#2
         Class B                 2.93%       2.70%       2.56%      2.42%1      2.49%       2.47%
                                                                    2.64%#2
         Class C                   --          --          --       2.07%#1     2.50%       2.48%
                                                                    2.64%#2
Income Builder Fund
         Class C                 1.99%#        --          --         --          --          --
Utility Income Fund
         Class A                   --          --      145.63%#    13.72%       4.86%#        --
         Class B                   --          --      133.62%#    14.42%       5.34%#        --
         Class C                   --          --      148.03%#    14.42%       5.99%#        --

-----------------------
     #  annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

                                                                     Total      Net Assets              Ratio Of Net
                                              Total    Net Asset   Investment    At End Of   Ratio Of   Investment
                                            Dividends    Value    Return Based    Period     Expenses   Income (Loss)
                                              And        End Of    on Net Asset  (000's    To Average   To Average     Portfolio
   Fiscal Year or Period                 Distributions   Period      Value(a)    omitted    Net Assets   Net Assets   Turnover Rate
   ---------------------                 -------------   ------   ------------  ---------   ----------  ------------  -------------
Growth and Income Fund
  Class A
  11/1/95 to 4/30/96+++ ...........           $ (.24)       $ 2.85       14.46%    $518,880       .95%        1.74%           43%
  Year ended 10/31/95 .............             (.18)         2.71       24.21      458,158      1.05         1.88           142
  Year ended 10/31/94 .............             (.24)         2.35        (.67)     414,386      1.03         2.36            68
  Year ended 10/31/93 .............             (.22)         2.61       14.98      459,372      1.07         2.38            91
  Year ended 10/31/92 .............             (.21)         2.48        7.23      417,018      1.09         2.63           104
  Year ended 10/31/91 .............             (.39)         2.52       31.03      409,597      1.14         2.74            84
  Year ended 10/31/90 .............             (.53)         2.28       (8.55)     314,670      1.09         3.40            76
  Year ended 10/31/89 .............             (.56)         3.02       21.59      377,168      1.08         3.49            79
  Year ended 10/31/88 .............             (.86)         3.05       16.45      350,510      1.09         3.09            66
  Year ended 10/31/87 .............             (.12)         3.48        2.04      348,375       .86         2.77            60
  Year ended 10/31/86 .............             (.53)         3.52       34.92      347,679       .81         3.31            11
  Year ended 10/31/85 .............             (.48)         3.01       19.53      275,681       .95         3.78            15
  Class B
  11/1/95 to 4/30/96+++............           $ (.23)       $ 2.84       14.53%    $189,725      1.76%         .92%           43%
  Year ended 10/31/95..............             (.15)         2.69       22.84      136,758      1.86         1.05           142
  Year ended 10/31/94..............             (.22)         2.34       (1.50)     102,546      1.85         1.56            68
  Year ended 10/31/93..............             (.20)         2.60       14.22       76,633      1.90         1.58            91
  Year ended 10/31/92..............             (.20)         2.47        6.22       29,656      1.90         1.69           104
  2/8/91++ to 10/31/91.............             (.04)         2.52        6.83       10,221      1.99*        1.67*           84
  Class C
  11/1/95 to 4/30/96+++............          $  (.23)     $   2.84       14.07%    $ 50,483      1.74%         .93%           43%
  Year ended 10/31/95..............             (.15)         2.70       23.30       35,835      1.84         1.04           142
  Year ended 10/31/94 .............             (.22)         2.34       (1.50)      19,395      1.84         1.61            68
  5/3/93++ to 10/31/93 ............             (.02)         2.60        7.85        7,774      1.96*        1.45*           91
----------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 16.

--------------------------------------------------------------------------------
                                    Glossary
--------------------------------------------------------------------------------

The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of
Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities;
(iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis;
(vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities;
(ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies
(i) organized under U.S. law that have their principal office in the U.S., and
(ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options;
(ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets; (iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries, in this regard At August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies;
(iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities";
(iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options;
(vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;
(vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants;
(iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments; (vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options;
(vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts;
(x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S.

Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities;
(ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government; (iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets;
(vi) enter into repurchase agreements on up to 25% of its total assets;
(vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants; (ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See " Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations-- Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;
(vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;
(viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and (xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities, while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering,
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or
(iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and
(vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised, and is expected to be above the European Union limit. As a result, the general government budget deficit for the the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and its is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimato, the current prime minister, has called for new national elections to be held on October 20,1996. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greatermarket risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                              PURCHASE AND SALE
--------------------------------------------------------------------------------
                                  OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                         Initial Sales Charge
                             as % of                          Commission to
                            Net Amount        as % of        Dealer/Agent as %
Amount Purchased             Invested      Offering Price     of Offering Price
--------------------------------------------------------------------------------
Less than $100,000             4.44%          4.25%                 4.00%
--------------------------------------------------------------------------------
$100,000 to
less than $250,000             3.36           3.25                  3.00
--------------------------------------------------------------------------------
$250,000 to
less than $500,000             2.30           2.25                  2.00
--------------------------------------------------------------------------------
$500,000 to
less than $1,000,000           1.78           1.75                  1.50
--------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

              Year Since Purchase                             CDSC
              -----------------------------------------------------
              First.......................................    4.0%
              Second......................................    3.0%
              Third.......................................    2.0%
              Fourth......................................    1.0%
              Fifth.......................................    None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.


Class C Shares--Asset-Based Sales Charge Alternative
You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the original cost of the shares being redeemed or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares
The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class C shares is $5,000,000. The maximum purchase of Class B shares is $250,000. The Funds may refuse any order to purchase shares.


Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or other financial intermediary, or its affiliate or agent, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                           Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                           MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                                    Principal occupation
                                                                       during the past
    Fund                        Employee; year; title                     five years
----------------------------------------------------------------------------------------
The Alliance Fund               Alfred Harrison since 1989--           Associated with
                                Vice Chairman of Alliance Capital      Alliance
                                Management Corporation
                                ("ACMC")*

                                Paul H. Jenkel since 1985--            Associated with
                                Senior Vice President of ACMC          Alliance

Growth Fund                     Tyler Smith since inception--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       July 1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital
                                                                       Management
                                                                       Corporation
                                                                       ("Equitable
                                                                         Capital")**

Premier Growth Fund             Alfred Harrison since inception--      (see above)
                                (see above)

Technology Fund                 Peter Anastos since 1992--             Associated with
                                Senior Vice President of ACMC          Alliance

                                Gerald T. Malone since 1992--          Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       1992; prior
                                                                       thereto
                                                                       associated with
                                                                       College
                                                                       Retirement
                                                                       Equities Fund

Quasar Fund                     Alden M. Stewart since 1994--          Associated with
                                Executive Vice President of ACMC       Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Randall E. Haase since 1994--          Associated with
                                Senior Vice President of ACMC          Alliance since July
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital

                                Timothy Rice since 1993--              Associated with
                                Vice President of ACMC                 Alliance

International Fund              A. Rama Krishna since 1993--           Associated with
                                Senior Vice President of ACMC          Alliance since
                                and director of Asian Equity           1993, prior
                                research                               thereto,
                                                                       Chief Investment
                                                                       Strategist and
                                                                       Director--Equity
                                                                       Research for CS
                                                                       First Boston

Worldwide Privatization         Mark H. Breedon since inception---     Associated with
                                Senior Vice President of ACMC          Alliance
                                and Director and Vice President
                                of Alliance Capital Limited ***

New Europe Fund                 Nigel Hankin since 1996---             Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

                                Gregory Eckersley since 1996---        Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1996; prior
                                                                       thereto portfolio
                                                                       manager at
                                                                       Draycott Partners.

All-Asia Investment             A. Rama Krishna since inception--      (see above)
Fund                            (see above)

Global Small Cap                Alden M. Stewart since 1994--          (see above)
Fund                            (see above)

                                Randall E. Haase since 1994--          (see above)
                                (see above)

                                Timothy Rice since 1993--              (see above)
                                (see above)

                                Ronald L. Simcoe since 1993--          Associated with
                                Vice President of ACMC                 Alliance since
                                                                       1993; prior
                                                                       thereto,
                                                                       associated with
                                                                       Equitable Capital



                                                                     Principal occupation
                                                                       during the past
         Fund                  Employee; year; title                      five years
------------------------------------------------------------------------------------------
Strategic Balanced              Robert G. Heisterberg                  Associated with
Fund                            since 1996--Senior Vice                Alliance
                                President of ACMC

Balanced Shares                 Kevin J. O'Brien since 1996--          Associated with
                                Senior Vice President of ACMC          Alliance

Income Builder Fund             Andrew M. Aran since 1994--            Associated with
                                Senior Vice President of ACMC          Alliance since
                                                                       March 1991; prior
                                                                       thereto, a Vice
                                                                       President of
                                                                       PaineWebber, Inc.

                                Thomas M. Perkins since 1991--         Associated with
                                Senior Vice President of ACMC          Alliance

Utility  Income Fund            Paul Rissman since 1996--              Associated with
                                Vice President of ACMC                 Alliance

Growth & Income                 Paul Rissman since 1994--              Associated with
Fund                            Vice President of ACMC                 Alliance
----------------------------------------------------------------------------------------

  *  The sole general partner of Alliance.
 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
***  An indirect wholly-owned subsidiary of Alliance.


Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.


ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND
Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.


OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.


OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.


DISTRIBUTION SERVICES AGREEMENTS
Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more
"Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:



                                      Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                    -------------------------------------------------
                                               Class B                Class C
Alliance Fund .....................   $ 1,985,734     (6.26%)  $  581,997     (5.77%)
Growth Fund .......................   $43,429,599     (2.89%)  $1,079,385     (0.48%)
Premier Growth Fund ...............   $ 5,101,361     (2.14%)  $  267,542     (1.29%)
Technology Fund ...................   $ 9,244,048     (3.34%)  $  398,864     (0.92%)
Quasar Fund .......................   $   764,753     (4.61%)  $  159,240     (9.88%)
International Fund ................   $ 2,164,342     (2.99%)  $  588,872     (2.18%)
Worldwide Privatization Fund ......   $ 4,025,624     (4.85%)  $   62,445     (2.62%)



                                       Amount of Unreimbursed Distribution Expenses
                                               (as % of Net Assets of Class)
                                  --------------------------------------------------

                                               Class B                Class C
New Europe Fund ..............    $2,109,619       (4.94%)    $  394,639       (3.89%)
All-Asia Investment Fund .....    $  552,379      (10.68%)    $   25,680       (4.30%)
Global Small Cap Fund ........    $1,345,113       (9.44%)    $  442,584      (10.74%)
Strategic Balanced Fund ......    $  957,033       (3.36%)    $  290,100       (9.19%)
Balanced Shares ..............    $1,233,618       (6.71%)    $  349,587       (5.73%)
Income Builder Fund ..........    $  526,493      (13.97%)    $1,642,685       (3.35%)
Utility Income Fund ..........    $  725,771       (6.6%)     $  293,252       (8.4%)
Growth and Income Fund .......    $3,367,375       (2.46%)    $  638,657       (1.78%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                  And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                             General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.


A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING
AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.


A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."

                           SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS
              (see instructions at the front of the application)

--------------------------------------------------------------------------------
                  1. YOUR ACCOUNT REGISTRATION (Please Print)
--------------------------------------------------------------------------------

[_] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Owner's Name (First Name)              (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Joint Owner's Name*  (First Name)      (MI)            (Last Name)
 *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Custodian-One Name Only (First Name)   (MI)            (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Minor (First Name)                     (MI)            (Last Name)

|_|_|_|-|_|_|-|_|_|_|_|
 Minor's Social Security Number (Required to open account)    Under the State
 of _____ (Minor's Residence) Uniform Gifts/Transfer to Minor's Act

[_] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trust

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     |_|_|_|_|_|_|_|_|_|
 Trust Dated                             Tax ID or Social Security Number
                                         (Required to open account)

[_] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Name of Corporation, Partnership, Investment only retirement plan, or other Entity

|_|_|_|_|_|_|_|_|_|                     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Tax ID Number                           Trustee Name (Retirement Plans Only

--------------------------------------------------------------------------------
                                2. YOUR ADDRESS
--------------------------------------------------------------------------------

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 City                               State               Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
 If Non-U.S., Specify Country

|_|_|_|-|_|_|_|-|_|_|_|_|               |_|_|_|-|_|_|_|-|_|_|_|_|
 Daytime Phone                           Evening Phone

I am a: [ ] U.S. Citizen         [ ] Non-Resident Alien
        [ ] Resident Alien       [ ] Other

             ++                                              ++
             +                                                +


                             For Alliance Use Only


             +                                                +
             ++                                              ++

--------------------------------------------------------------------------------
                          3. YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------

The minimum investment is $250 per fund. The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain Distribution Options:

-----------------------------------
       BROKER/DEALER USE ONLY
           WIRE CONFIRM #
-----------------------------------

-----------------------------------

R  Reinvest distributions into my fund account.
   ----------------------

C  Send my distributions in cash to the address I have provided in Section 2.
   -----------------------------
   (Complete Section 4D for direct deposit to your bank account. Complete
   Section 4E for payment to a third party).

D  Direct my distributions to another Alliance fund. Complete the appropriate
   ------------------------------------------------
   portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

----------------------------- ---------------------------------------------- -----------------------
                                               CLASS OF SHARES
 Make all checks payable to:  ----------------------------------------------  DISTRIBUTIONS OPTIONS
   Alliance Fund Services                       CONTINGENT                          "CIRCLE"
                               INITIAL SALES     DEFERRED      ASSET-BASED   -----------------------
-----------------------------     CHARGE       SALES CHARGE    SALES CHARGE                CAPITAL
     ALLIANCE FUND NAME              A               B               C         DIVIDENDS    GAINS
----------------------------- --------------- -------------- --------------- ------------ ----------

The Alliance Fund              $         (44)  $        (43)  $        (344)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth Fund                              (31)           (01)           (331)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Premier Growth Fund                      (78)           (79)           (378)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Technology Fund                          (82)          (282)           (382)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Quasar Fund                              (26)           (29)           (326)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
International Fund                       (40)           (41)           (340)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Worldwide Privatization Fund            (112)          (212)           (312)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
New Europe Fund                          (62)           (58)           (362)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
All-Asia Investment Fund                (118)          (218)           (318)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Global Small Cap Fund                    (45)           (48)           (345)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Strategic Balanced Fund                  (32)           (02)           (332)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Balanced Shares                          (96)           (75)           (396)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Income Builder Fund                     (111)          (211)           (311)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Utility Income Fund                      (09)          (209)           (309)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
Growth & Income Fund                     (94)           (74)           (394)    R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
                                                                                R  C  D     R  C  D
----------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT        $               $              $
----------------------------- ----------------------------------------------

MY SOCIAL SECURITY (TAX
IDENTIFICATION) NUMBER IS: ----- ----- ----- ----- ----- ----- ----- ----- -----

                           ----- ----- ----- ----- ----- ----- ----- ----- -----
--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-------------------------------------
 A. AUTOMATIC INVESTMENT PLANS (AIP)
-------------------------------------
[_] WITHDRAW FROM MY BANK ACCOUNT
I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also).

                    Monthly Dollar Amount       Day of Withdrawal
Fund Name           ($25 minimum)               (1st thru 31st)        Circle "all" or applicable months
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------
                                                                       All        J F M A M J J A S O N D
----------------------------------------------------------------------------------------------------------

* Your bank must be a member of the National Automated Clearing House Association (NACHA).

[_] DIRECT MY DISTRIBUTIONS
As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

"From" Fund Name        "From" Fund Account # (if existing)     "To" Fund Name          "To" Fund Account # (if existing)
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        [_] New
                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

[_] EXCHANGE SHARES MONTHLY
I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                        "From" Fund Account #    Dollar Amount  Day of Exchange**                       "To" Fund Account #
"From" Fund Name        (if existing)            ($25 minimum)  (1st thru 31st)    "To" Fund Name       (if existing)
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        [_] New
                                                                                                        [_] Existing
------------------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange". (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

--------------------------------------
 B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
--------------------------------------
In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at
least:     .$10,000 for monthly payments,     .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.

[_] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares           Dollar Amount ($50 minimum)     Circle "all" or applicable months
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------
                                                                        All          J F M A M J J A S O N D
-------------------------------------------------------------------------------------------------------------



PLEASE SEND MY SWP PROCEEDS TO:
   [_] MY CHECKING ACCOUNT (via EFT) -                           (1st-31st)
                                                                 ----------
       I would like to have these payments occur on or about the            of
                                                                 ----------
       the months circled above. (Complete Section 4D)
   [_] MY ADDRESS OF RECORD (via CHECK)
   [_] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

C. PURCHASES AND REDEMPTIONS VIA EFT

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  Purchases and Redemptions via EFT
  / / I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to with-draw money or credit money for such shares via EFT from the bank account I have selected.

      In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

D. BANK INFORMATION

  This bank account information will be used for:
  / / Distributions (Section 3)
  / / Automatic Investments (Section 4A)
  / / Systematic Withdrawals (Section 4B)
  / / Telephone Transactions (Section 4C)

  Please attach a voided check:
  ----------------------------------------------------------------------------
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                   Tape Preprinted Voided Check Here.                     |
  |             We cannot Establish These Services Without it.               |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  |                                                                          |
  ----------------------------------------------------------------------------
  Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear or bank records.

E. THIRD PARTY PAYMENT DETAILS

  This third party payee information will be used for:
  / / Distributions (Section 3)     / / Systematic Withdrawals (Section 4B)

     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Name
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 1
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 2
     | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
     -----------------------------------------------------------------------
     Address - Line 3

F. REDUCED CHARGES (CLASS A ONLY)

  If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

  A. Right of Accumulation
  / / Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

  B. Statement of Intent
  / / I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period.
  / / $100,000     / / $250,000     / / $500,000      / / $1,000,000
      If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

  -------------------------  -------------------------  ------------------------
  Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
          5. SHAREHOLDER AUTHORIZATION This section MUST be completed
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

/ / I do not elect the telephone exchange service.
         ---
/ / I do not elect the telephone redemption by check service.
         ---

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

---------------------------------  ---------------
Signature                          Date

---------------------------------  ---------------  ----------------------------
Signature                          Date             Acceptance Date

--------------------------------------------------------------------------------
        DEALER/AGENT AUTHORIZATION For selected Dealers or agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

---------------------------------  ---------------------------------------------
Dealer/Agent Firm                  Authorized Signature

---------------------------------  ---------------  ----------------------------
Representative First Name          MI               Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                               State            Zip Code
                                   (    )
--------------------------------------------------------------------------------
Branch Number                      Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS


    THE ALLIANCE FUND          INTERNATIONAL FUND       STRATEGIC BALANCED FUND

       GROWTH FUND        WORLDWIDE PRIVATIZATION FUND      BALANCED SHARES

   PREMIER GROWTH FUND           NEW EUROPE FUND          INCOME BUILDER FUND

     TECHNOLOGY FUND        ALL-ASIA INVESTMENT FUND      UTILITY INCOME FUND

       QUASAR FUND            GLOBAL SMALL CAP FUND      GROWTH & INCOME FUND

--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application         For certified or overnight deliveries,
and mail it to:                         send to:
      Alliance Fund Services, Inc.      Alliance Fund Services, Inc.
      P.O. Box 1520                     500 Plaza Drive
      Secaucus, New Jersey 07096-1520   Secaucus, New Jersey 07094

---------
Section 1  Your Account Registration (Required)
---------
 Complete one of the available choices.  To ensure proper tax reporting to the
  IRS:
    .   Individuals, Joint Tenants and Gift/Transfer to a Minor:
                . Indicate your name(s) exactly as it appears on your social security card.

    .   Trust/Other:
                . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2  Your Address (Required)
---------
 Complete in full.

---------
Section 3  Your Initial Investment (Required)
---------

 For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
 Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4  Your Shareholder Options (Complete only those options you want)
---------
 A.Automatic Investment Plans (AIP)-You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
 B.Systematic Withdrawal Plans (SWP)-Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
 C.Telephone Transactions via EFT-Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
 D.Bank Information-If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.
 E.Third Party Payment Details-If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.
 F.Reduced Charges (Class A Only)-Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5  Shareholder Authorization (Required)
---------
 All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

 If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
  (800) 221-5672.

This is filed pursuant to Rule 497(c).
File Nos. 2-10988 and 811-134.

                                 The Alliance
             ----------------------------------------------------
                                  Stock Funds
             ----------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618



                          Prospectus and Application
                                (Advisor Class)
                                October 1, 1996

Domestic Stock Funds                              Global Stock Funds

-The Alliance Fund                                -Alliance International Fund
-Alliance Growth Fund                             -Alliance Worldwide
-Alliance Premier Growth Fund                       Privatization Fund
-Alliance Technology Fund                         -Alliance New Europe Fund
-Alliance Quasar Fund                             -Alliance All-Asia Investment
                                                    Fund
                                                  -Alliance Global Small Cap
                                                    Fund

                         Total Return Funds

                         -Alliance Strategic Balanced Fund
                         -Alliance Balanced Shares
                         -Alliance Income Builder Fund
                         -Alliance Utility Income Fund
                         -Alliance Growth and Income Fund



Table of Contents                                                           Page

The Funds at a Glance .....................................................    2
Expense Information .......................................................    4
Glossary ..................................................................    6
Description of the Funds ..................................................    7
  Investment Objectives and Policies ......................................    7
  Additional Investment Practices .........................................   15
  Certain Fundamental Investment Policies .................................   22
  Risk Considerations .....................................................   24
Purchase and Sale of Shares ...............................................   28
Management of the Funds ...................................................   30
Dividends, Distributions and Taxes ........................................   31
Conversion Feature ........................................................   33
General Information .......................................................   41

                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105



The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                               Alliance(R)
                                               Investing without the Mystery(SM)


(R)/(SM) These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

The Funds At A Glance


The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $168 billion in assets under management as of June 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.



Domestic Stock Funds

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.



Global Stock Funds

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

Total Return Funds

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.
Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.
Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.
Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .

The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .

Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature-- Conversion to Class A Shares." Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has an aggregate of at least $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Fee-based programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

                                              Alliance(R)
                                              Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                           Advisor Class Shares
                                                           --------------------
        Maximum sales charge imposed on purchases........          None
        Sales charge imposed on dividend reinvestments...          None
        Deferred sales charge............................          None
        Exchange fee.....................................          None
--------------------------------------------------------------------------------

           Operating Expenses                                   Examples
----------------------------------------         ---------------------------------------
Alliance Fund              Advisor Class                                   Advisor Class
                           -------------                                   -------------
Management fees                 .71%             After 1 year                   $  9
12b-1 fees                     None              After 3 years                  $ 28

Other expenses (a)              .18%
                               ----
Total fund
    operating expenses (b)      .89%
                               ====

Growth Fund                Advisor Class                                   Advisor Class
                           -------------                                   -------------
                                                 After 1 year                   $ 11
Management fees                 .75%             After 3 years                  $ 33
12b-1 fees                     None

Other expenses (a)              .30%
                               ----
Total fund
    operating expenses (b)     1.05%
                               ====

Premier Growth Fund        Advisor Class                                   Advisor Class
                           -------------                                   -------------
                                                 After 1 year                   $ 14
Management fees                1.00%             After 3 years                  $ 44
12b-1 fees                     None

Other expenses (a)              .38%
                               ----
Total fund
    operating expenses (b)     1.38%
                               ====

Technology Fund            Advisor Class                                   Advisor Class
                           -------------                                   -------------
Management fees (g)            1.14%             After 1 year                   $ 15
12b-1 fees                     None              After 3 years                  $ 46

Other expenses (a)              .31%
                               ----
Total fund
    operating expenses (b)     1.45%
                               ====

Quasar Fund                Advisor Class                                   Advisor Class
                           -------------                                   -------------
                                                 After 1 year                   $ 16
Management fees (g)             .99%             After 3 years                  $ 51
12b-1 fees                      None

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.62%
                               ====

International Fund         Advisor Class                                   Advisor Class
                           -------------                                   -------------
Management fees (g)             .92%             After 1 year                   $ 16
12b-1 fees                     None              After 3 years                  $ 49

Other expenses (a)              .63%
                               ----
Total fund
    operating expenses (b)     1.55%
                               ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.

             Operating Expenses                                            Examples
  ------------------------------------------               ------------------------------------------
Worldwide Privatization Fund   Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 16
  12b-1 fees                         None                  After 3 years                     $ 50
  Other expenses (a)                  .57%
                                     ----
  Total fund
     operating expenses (b)          1.57%
                                     ====

New Europe Fund                Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.07%                 After 1 year                      $ 19
  12b-1 fees                         None                  After 3 years                     $ 58
  Other expenses (a)                  .77%
                                     ----
  Total fund
     operating expenses (b)          1.84%
                                     ====

All-Asia Investment Fund       Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 41
    (after waiver) (c)               0.00%                 After 3 years                     $125
  12b-1 fees                         None
  Other expenses
    Administration fees
      (after waiver) (d)             0.00%
    Other operating expenses (a)
      (after reimbursement) (e)      4.12%
                                     ----
  Total other expenses               4.12%
                                     ----
  Total fund
     operating expenses (b)          4.12%
                                     ====

Global Small Cap Fund          Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                    1.00%                 After 1 year                      $ 22
  12b-1 fees                         None                  After 3 years                     $ 69
  Other expenses (a)                 1.21%
                                     ----
  Total fund
     operating expenses (b)          2.21%
                                     ====

Strategic Balanced Fund        Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 11
    (after waiver) (c)                .38%                 After 3 years                     $ 35
  12b-1 fees                         None
  Other expenses (a)                  .72%
                                     ----

  Total fund
     operating expenses (b) (e)      1.10%
                                     ====

Balanced Shares                Advisor Class                                           Advisor Class
                               -------------                                           -------------
  Management fees                     .63%                 After 1 year                      $ 12
  12b-1 fees                         None                  After 3 years                     $ 36
  Other expenses (a)                  .51%
                                     ----
  Total fund
     operating expenses (b)          1.14%
                                     ====

Income Builder Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                     .75%                 After 1 year                      $ 21
  12b-1 fees                         None                  After 3 years                     $ 65
  Other expenses (a)                 1.33%
                                     ----
  Total fund
     operating expenses (b)          2.08%
                                     ====

Utility Income Fund            Advisor Class                                            Advisor Class
                               -------------                                            -------------
  Management fees                                          After 1 year                      $ 12
     (after waiver) (c)              0.00%                 After 3 years                     $ 38
  12b-1 fees                         None
  Other expenses (a)                 1.20%
                                     ----
  Total fund
     operating expenses (b) (f)      1.20%
                                     ====

           Operating Expenses                                           Examples
  -------------------------------------                    -------------------------------------
Growth and Income Fund    Advisor Class                                            Advisor Class
                          -------------                                            -------------
  Management fees               .53%                       After 1 year                $  9
  12b-1 fees                   None                        After 3 years               $ 27
  Other expenses (a)            .32%
                               ----
  Total fund
     operating expenses (b)     .85%
                               ====

--------------------------------------------------------------------------------

(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76%. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27%, and total fund operating expenses for All-Asia Investment Fund would have been 10.57% annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. "Other Expenses" are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.
--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           Description Of The Funds
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at August 31, 1996, approximately [36]% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "-- Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately [40%] of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts;
(vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 36. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof;
(iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or
(iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling--dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised and is expected to be above the European Union limit. As a result, the general government budget deficit for the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and it is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identifical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimoto, the current prime minister, has called for new national elections to be held on October 20, 1996. For further information regarding
Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices-Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is each a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

-------------------------------------------------------------------------------
                               Purchase And Sale
-------------------------------------------------------------------------------
                                   Of Shares
-------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or financial intermediary, or its affiliate or agent, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature." The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. In addition, persons investing in Advisor Class shares of the Fund through a fee-based program may do so only if the fee-based program has an aggregate of at least $250,000 invested in Advisor Class shares of Alliance Mutual Funds, including the Fund. Investments of $25 or more are allowed under the automatic investment program of each Fund and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.


The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.
General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a "CDSC") and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

-------------------------------------------------------------------------------
Management Of The Funds
-------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                         Principal occupation
                                                            during the past
      Fund              Employee; year; title                  five years
-------------------------------------------------------------------------------
The Alliance Fund       Alfred Harrison since 1989--         Associated with
                        Vice Chairman of Alliance            Alliance
                        Capital Management Corporation
                        ("ACMC")*

                        Paul H. Jenkel since 1985--          Associated with
                        Senior Vice President of ACMC        Alliance

Growth Fund             Tyler Smith since inception--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             July 1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital
                                                             Management
                                                             Corporation
                                                             ("Equitable
                                                             Capital")**

Premier Growth Fund     Alfred Harrison since inception--    (see above)
                        (see above)

Technology Fund         Peter Anastos since 1992--           Associated with
                        Senior Vice President of ACMC        Alliance

                        Gerald T. Malone since 1992--        Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             1992; prior
                                                             thereto
                                                             associated with
                                                             College
                                                             Retirement
                                                             Equities Fund

Quasar Fund             Alden M. Stewart since 1994--        Associated with
                        Executive Vice President of ACMC     Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Randall E. Haase since 1994--        Associated with
                        Senior Vice President of ACMC        Alliance since July
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

                        Timothy Rice since 1993--            Associated with
                        Vice President of ACMC               Alliance

International Fund      A. Rama Krishna since 1993--         Associated with
                        Senior Vice President of ACMC        Alliance since
                        and director of Asian Equity         1993, prior
                        research                             thereto,
                                                             Chief Investment
                                                             Strategist and
                                                             Director--Equity
                                                             Research for CS
                                                             First Boston

Worldwide Privatization Mark H. Breedon since inception---   Associated with
                        Senior Vice President of ACMC        Alliance
                        and Director and Vice President
                        of Alliance Capital Limited ***

New Europe Fund         Nigel Hankin since 1996--            Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

                        Gregory Eckersley since 1996--       Associated with
                        Vice President of ACMC               Alliance since
                                                             1996; prior
                                                             thereto portfolio
                                                             manager of
                                                             Draycott Partners

All-Asia Investment     A. Rama Krishna since inception--    (see above)
Fund                    (see above)

Global Small Cap        Alden M. Stewart since 1994--        (see above)
Fund                    (see above)

                        Randall E. Haase since 1994--        (see above)
                        (see above)

                        Timothy Rice since 1993--            (see above)
                        (see above)

                        Ronald L. Simcoe since 1993--        Associated with
                        Vice President of ACMC               Alliance since
                                                             1993; prior
                                                             thereto,
                                                             associated with
                                                             Equitable Capital

Strategic Balanced      Robert G. Heisterberg since 1996--   Associated with
Fund                    Senior Vice President of ACMC        Alliance

Balanced Shares         Kevin J. O'Brien since 1996--        Associated with
                        Senior Vice President of ACMC        Alliance

Income Builder Fund     Andrew M. Aran since 1994--          Associated with
                        Senior Vice President of ACMC        Alliance since
                                                             March 1991; prior
                                                             thereto, a Vice
                                                             President of
                                                             PaineWebber, Inc.

                        Thomas M. Perkins since 1991--       Associated with
                        Senior Vice President of ACMC        Alliance

Utility Income Fund     Paul Rissman since 1996--            Associated with
                        Vice President of ACMC               Alliance

Growth & Income         Paul Rissman since 1994--            Associated with
Fund                    (see above)                          Alliance
--------------------------------------------------------------------------------

  * The sole general partner of Alliance.

 ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.

*** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of June 30, 1996 totaling more than $168 billion (of which approximately $55 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising more than 100 separate investment portfolios currently have over two million shareholders. As of June 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia
Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia-Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           Dividends, Distributions
--------------------------------------------------------------------------------
                                   And Taxes
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES EACH

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax, law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital.
See "Dividends, Distributions and Taxes" in the Statement of Additonal Information. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              Conversion Feature
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                               Class A Shares
                                                               --------------
Maximum sales charge imposed on purchases
(as a percentage of offering price) (a)..............           None (sales
                                                               charge waived)

Sales charge imposed on dividend reinvestments.......               None

Deferred sales charge (as a percentage of original
purchase price or redemption proceeds, whichever
is lower)............................................               None

Exchange fee.........................................               None

--------------------------------------------------------------------------------

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Alliance Fund              Class A                                    Class A
                           -------                                    -------
Management fees              .71%              After 1 year             $ 11
12b-1 fees                   .19%              After 3 years            $ 34
Other expenses (b)           .18%              After 5 years            $ 60
                            ----               After 10 years           $132
Total fund
   operating expenses       1.08%
                            ====

Growth Fund                Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 43
Other expenses (b)           .30%              After 5 years            $ 74
                            ----               After 10 years           $162
Total fund
   operating expenses       1.35%
                            ====

Premier Growth Fund        Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 18
12b-1 fees                   .37%              After 3 years            $ 55
Other expenses (b)           .38%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

Technology Fund            Class A                                    Class A
                           -------                                    -------
Management fees (g)         1.14%              After 1 year             $ 18
12b-1 fees                   .30%              After 3 years            $ 55
Other expenses (b)           .31%              After 5 years            $ 95
                            ----               After 10 years           $206
Total fund
   operating expenses       1.75%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Quasar Fund                Class A                                    Class A
                           -------                                    -------
Management fees (g)          .99%              After 1 year             $ 19
12b-1 fees                   .21%              After 3 years            $ 58
Other expenses (b)           .63%              After 5 years            $ 99
                            ----               After 10 years           $215
Total fund
   operating expenses       1.83%
                            ====

International Fund         Class A                                    Class A
                           -------                                    -------
Management fees (g)          .92%              After 1 year             $ 17
12b-1 fees                   .17%              After 3 years            $ 54
Other expenses (b)           .63%              After 5 years            $ 93
                            ----               After 10 years           $203
Total fund
   operating expenses       1.72%
                            ====

Worldwide Privatization
  Fund                     Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 19
12b-1 fees                   .30%              After 3 years            $ 59
Other expenses (b)           .57%              After 5 years            $101
                            ----               After 10 years           $219
Total fund
   operating expenses       1.87%
                            ====

New Europe Fund            Class A                                    Class A
                           -------                                    -------
Management fees             1.07%              After 1 year             $ 22
12b-1 fees                   .30%              After 3 years            $ 67
Other expenses (b)           .77%              After 5 years            $115
                            ----               After 10 years           $247
Total fund
   operating expenses       2.14%
                            ====

All-Asia Investment Fund   Class A                                    Class A
                           -------                                    -------
Management fees                                After 1 year             $ 44
(after waiver) (c)          0.00%              After 3 years            $134
12b-1 fees                   .30%              After 5 years            $224
Other expenses                                 After 10 years           $455
   Administration fees
     (after waiver) (d)     0.00%
   Other operating
     expenses (b) (after
     reimbursement) (e)     4.12%
                            ----
Total other expenses        4.12%
Total fund                  ----
   operating expenses (e)   4.42%
                            ====

Global Small Cap Fund      Class A                                    Class A
                           -------                                    -------
Management fees             1.00%              After 1 year             $ 25
12b-1 fees                   .30%              After 3 years            $ 78
Other expenses (b)          1.21%              After 5 years            $134
                            ----               After 10 years           $285
Total fund
   operating expenses       2.51%
                            ====

Strategic Balanced Fund    Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)         .38%              After 1 year             $ 14
12b-1 fees                   .30%              After 3 years            $ 44
Other expenses (b)           .72%              After 5 years            $ 77
                            ----               After 10 years           $168

Total fund
  operating expenses (e)    1.40%
                            ====

Balanced Shares            Class A                                    Class A
                           -------                                    -------
Management fees              .63%              After 1 year             $ 14
12b-1 fees                   .24%              After 3 years            $ 44
Other expenses (b)           .51%              After 5 years            $ 76
                            ----               After 10 years           $166
Total fund
  operating expenses        1.38%
                            ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 35.

        Operating Expenses                               Examples(a)
----------------------------------             ------------------------------
Income Builder Fund        Class A                                    Class A
                           -------                                    -------
Management fees              .75%              After 1 year             $ 24
12b-1 fees                   .30%              After 3 years            $ 74
Other expenses (b)          1.33%              After 5 years            $127
                            ----               After 10 years           $272
Total fund
  operating expenses        2.38%
                            ====

Utility Income Fund        Class A                                    Class A
                           -------                                    -------
Management fees
  (after waiver) (c)        0.00%              After 1 year             $ 15
12b-1 fees                   .30%              After 3 years            $ 47
Other expenses (b)          1.20%              After 5 years            $ 82
                            ----               After 10 years           $179
Total fund
  operating expenses (f)    1.50%
                            ====

Growth and Income Fund     Class A                                    Class A
                           -------                                    -------
Management fees              .53%              After 1 year             $ 11
12b-1 fees                   .20%              After 3 years            $ 33
Other expenses (b)           .32%              After 5 years            $ 58
                            ----               After 10 years           $128
Total fund
  operating expenses        1.05%
                            ====

--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement net of voluntary fee waiver. In the absence of such fee waiver, the administration fee would be .15%.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76% for Class A shares. In the absence of such waiver and reimbursements, other expenses for All-Asia Investment Fund would have been 9.27% for Class A shares and total fund operating expenses for All-Asia Investment Fund would have been 10.57% for Class A shares annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 4.86% for Class A shares.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The information shown in the table for Alliance Fund, Growth Fund and Technology Fund reflects annualized expenses based on the Fund's most recent fiscal periods. The information shown in the table for Premier Growth Fund reflects estimated annualized expenses for that Fund's current fiscal period. "Total Fund Operating Expenses" for Utility Income Fund are based on estimated amounts for the Fund's current fiscal year. See "Management of the Funds." "Other Expenses" for Class A shares of All-Asia Investment Fund are based on estimated amounts for each Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class A shares of Global Small Cap Fund and Worldwide Privatization Fund are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.


Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                                        Net                              Net              Net
                                       Asset                         Realized and       Increase
                                       Value                          Unrealized     (Decrease) in    Dividends From  Distributions
                                    Beginning Of   Net Investment   Gain (Loss) On   Net Asset Value  Net Investment     From Net
   Fiscal Year or Period               Period      Income (Loss)      Investments    From Operations      Income      Realized Gains
   ---------------------            ------------   --------------   --------------   ---------------  --------------  --------------

Alliance Fund

  Class A
  12/1/95 to 5/31/96+++.........       $ 7.72          $ .01            $  .47           $  .48          $ (.02)        $ (1.07)
  Year ended 11/30/95 ..........         6.63            .02              2.08             2.10            (.01)          (1.00)
  1/1/94 to 11/30/94**..........         6.85            .01              (.23)            (.22)           0.00            0.00
  Year ended 12/31/93 ..........         6.68            .02               .93              .95            (.02)           (.76)
  Year ended 12/31/92 ..........         6.29            .05               .87              .92            (.05)           (.48)
  Year ended 12/31/91 ..........         5.22            .07              1.70             1.77            (.07)           (.63)
  Year ended 12/31/90 ..........         6.87            .09              (.32)            (.23)           (.18)          (1.24)
  Year ended 12/31/89 ..........         5.60            .12              1.19             1.31            (.04)           0.00
  Year ended 12/31/88 ..........         5.15            .08               .80              .88            (.08)           (.35)
  Year ended 12/31/87 ..........         6.87            .08               .27              .35            (.13)          (1.94)
  Year ended 12/31/86 ..........        11.15            .11               .87              .98            (.10)          (5.16)
  Year ended 12/31/85 ..........         9.18            .20              2.51             2.71            (.23)           (.51)

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++.........       $29.48          $ .04            $ 3.56           $ 3.60          $ (.19)        $  (.63)
  Year ended 10/31/95 ..........        25.08            .12              4.80             4.92            (.11)           (.41)
  5/1/94 to 10/31/94**..........        23.89            .09              1.10             1.19            0.00            0.00
  Year ended 4/30/94 ...........        22.67           (.01)(c)          3.55             3.54            0.00           (2.32)
  Year ended 4/30/93 ...........        20.31            .05 (c)          3.68             3.73            (.14)          (1.23)
  Year ended 4/30/92 ...........        17.94            .29 (c)          3.95             4.24            (.26)          (1.61)
  9/4/90++ to 4/30/91 ..........        13.61            .17 (c)          4.22             4.39            (.06)           0.00

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++.........       $16.09          $(.03)           $ 1.26           $ 1.23          $ 0.00         $ (1.27)
  Year ended 11/30/95 ..........        11.41           (.03)             5.38             5.35            0.00            (.67)
  Year ended 11/30/94 ..........        11.78           (.09)             (.28)            (.37)           0.00            0.00
  Year ended 11/30/93 ..........        10.79           (.05)             1.05             1.00            (.01)           0.00
  9/28/92+ to 11/30/92..........        10.00            .01               .78              .79            0.00            0.00

Technology Fund

  Class A
  12/1/95 to 5/31/96+++.........       $46.64          $(.14)           $ 2.93           $ 2.79          $ 0.00         $ (2.38)
  Year ended 11/30/95 ..........        31.98           (.30)            18.13            17.83            0.00           (3.17)
  1/1/94 to 11/30/94**..........        26.12           (.32)             6.18             5.86            0.00            0.00
  Year ended 12/31/93 ..........        28.20           (.29)             6.39             6.10            0.00           (8.18)
  Year ended 12/31/92 ..........        26.38           (.22)(b)          4.31             4.09            0.00           (2.27)
  Year ended 12/31/91 ..........        19.44           (.02)            10.57            10.55            0.00           (3.61)
  Year ended 12/31/90 ..........        21.57           (.03)             (.56)            (.59)           0.00           (1.54)
  Year ended 12/31/89 ..........        20.35           0.00              1.22             1.22            0.00            0.00
  Year ended 12/31/88 ..........        20.22           (.03)              .16              .13            0.00            0.00
  Year ended 12/31/87 ..........        23.11           (.10)             4.54             4.44            0.00           (7.33)
  Year ended 12/31/86 ..........        20.64           (.14)             2.62             2.48            (.01)           0.00
  Year ended 12/31/85 ..........        16.52            .02              4.30             4.32            (.20)           0.00

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++.........       $24.16          $(.12)(b)        $ 6.42           $ 6.30          $ 0.00         $ (4.81)
  Year ended 9/30/95 ...........        22.65           (.22)(b)          5.59             5.37            0.00           (3.86)
  Year ended 9/30/94 ...........        24.43           (.60)             (.36)            (.96)           0.00            (.82)
  Year ended 9/30/93 ...........        19.34           (.41)             6.38             5.97            0.00            (.88)
  Year ended 9/30/92 ...........        21.27           (.24)            (1.53)           (1.77)           0.00            (.16)
  Year ended 9/30/91 ...........        15.67           (.05)             5.71             5.66            (.06)           0.00
  Year ended 9/30/90 ...........        24.84            .03 (b)         (7.18)           (7.15)           0.00           (2.02)
  Year ended 9/30/89 ...........        17.60            .02 (b)          7.40             7.42            0.00            (.18)
  Year ended 9/30/88 ...........        24.47           (.08)            (2.08)           (2.16)           0.00           (4.71)
  Year ended 9/30/87(d).........        21.80           (.14)             5.88             5.74            0.00           (3.07)
  Year ended 9/30/86(d).........        17.25           0.00              5.54             5.54            (.03)           (.96)
  Year ended 9/30/85(d).........        14.67            .04              2.87             2.91            (.11)           (.22)

International Fund

  Class A
  Year ended 6/30/96 ...........       $16.81          $ .05            $ 2.51           $ 2.56          $ 0.00         $ (1.05)
  Year ended 6/30/95 ...........        18.38            .04               .01              .05            0.00           (1.62)
  Year ended 6/30/94 ...........        16.01           (.09)             3.02             2.93            0.00            (.56)
  Year ended 6/30/93 ...........        14.98           (.01)             1.17             1.16            (.04)           (.09)
  Year ended 6/30/92 ...........        14.00            .01(b)           1.04             1.05            (.07)           0.00
  Year ended 6/30/91 ...........        17.99            .05             (3.54)           (3.49)           (.03)           (.47)
  Year ended 6/30/90 ...........        17.24            .03              2.87             2.90            (.04)          (2.11)
  Year ended 6/30/89 ...........        16.09            .05              3.73             3.78            (.13)          (2.50)
  Year ended 6/30/88 ...........        23.70            .17             (1.22)           (1.05)           (.21)          (6.35)
  Year ended 6/30/87 ...........        22.02            .15              4.31             4.46            (.03)          (2.75)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                        Total         Net Assets                       Ratio Of Net
                                       Total         Net Asset        Investment       At End Of         Ratio Of       Investment
                                     Dividends         Value         Return Based       Period           Expenses      Income (Loss)
                                        And            End Of        on Net Asset       (000's          To Average       To Average
   Fiscal Year or Period            Distributions      Period          Value (a)        omitted)        Net Assets       Net Assets
   ---------------------            -------------  --------------   --------------   ---------------  --------------  --------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++..........     $  (1.09)      $   7.11           7.42%         $952,789           1.04%            .23%
  Year ended 11/30/95 ............        (1.01)          7.72          37.87           945,309           1.08             .31
  1/1/94 to 11/30/94**............         0.00           6.63          (3.21)          760,679           1.05*            .21*
  Year ended 12/31/93 ............         (.78)          6.85          14.26           831,814           1.01             .27
  Year ended 12/31/92 ............         (.53)          6.68          14.70           794,733            .81             .79
  Year ended 12/31/91 ............         (.70)          6.29          33.91           748,226            .83            1.03
  Year ended 12/31/90 ............        (1.42)          5.22          (4.36)          620,374            .81            1.56
  Year ended 12/31/89 ............         (.04)          6.87          23.42           837,429            .75            1.79
  Year ended 12/31/88 ............         (.43)          5.60          17.10           760,619            .82            1.38
  Year ended 12/31/87 ............        (2.07)          5.15           4.90           695,812            .76            1.03
  Year ended 12/31/86 ............        (5.26)          6.87          12.60           652,009            .61            1.39
  Year ended 12/31/85 ............         (.74)         11.15          31.52           710,851            .59            1.96

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++...........     $   (.82)      $  32.26          12.42%         $395,674           1.28%            .23%
  Year ended 10/31/95 ............         (.52)         29.48          20.18           285,161           1.35             .56
  5/1/94 to 10/31/94**............         0.00          25.08           4.98           167,800           1.35*            .86*
  Year ended 4/30/94 .............        (2.32)         23.89          15.66           102,406           1.40(f)          .32
  Year ended 4/30/93 .............        (1.37)         22.67          18.89            13,889           1.40(f)          .20
  Year ended 4/30/92 .............        (1.87)         20.31          23.61             8,228           1.40(f)         1.44
  9/4/90++ to 4/30/91 ............         (.06)         17.94          32.40               713           1.40*(f)        1.99*

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (1.27)      $  16.05           8.48%         $141,181           1.63%           (.42)%
  Year ended 11/30/95 ............         (.67)         16.09          49.95            72,366           1.75            (.28)
  Year ended 11/30/94 ............         0.00          11.41          (3.14)           35,146           1.96            (.67)
  Year ended 11/30/93 ............         (.01)         11.78           9.26            40,415           2.18            (.61)
  9/28/92+ to 11/30/92............         0.00          10.79           7.90             4,893           2.17*(f)         .91*(f)

Technology Fund

  Class A
  12/1/95 to 5/31/96+++...........     $  (2.38)      $  47.05           6.75%         $507,135           1.74%           (.65)%
  Year ended 11/30/95 ............        (3.17)         46.64          61.93           398,262           1.75            (.77)
  1/1/94 to 11/30/94**............         0.00          31.98          22.43           202,929           1.66*          (1.22)*
  Year ended 12/31/93 ............        (8.18)         26.12          21.63           173,732           1.73           (1.32)
  Year ended 12/31/92 ............        (2.27)         28.20          15.50           173,566           1.61            (.90)
  Year ended 12/31/91 ............        (3.61)         26.38          54.24           191,693           1.71            (.20)
  Year ended 12/31/90 ............        (1.54)         19.44          (3.08)          131,843           1.77            (.18)
  Year ended 12/31/89 ............         0.00          21.57           6.00           141,730           1.66             .02
  Year ended 12/31/88 ............         0.00          20.35           0.64           169,856           1.42(f)         (.16)(f)
  Year ended 12/31/87 ............        (7.33)         20.22          19.16           167,608           1.31(f)         (.56)(f)
  Year ended 12/31/86 ............         (.01)         23.11          12.03           147,733           1.13(f)         (.57)(f)
  Year ended 12/31/85 ............         (.20)         20.64          26.24           147,114           1.14(f)          .07(f)

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++...........     $  (4.81)      $  25.65          30.84%         $203,483           1.83%          (1.14)%
  Year ended 9/30/95 .............        (3.86)         24.16          30.73           146,663           1.83           (1.06)
  Year ended 9/30/94 .............         (.82)         22.65          (4.05)          155,470           1.67           (1.15)
  Year ended 9/30/93 .............         (.88)         24.43          31.58           228,874           1.65           (1.00)
  Year ended 9/30/92 .............         (.16)         19.34          (8.34)          252,140           1.62            (.89)
  Year ended 9/30/91 .............         (.06)         21.27          36.28           333,806           1.64            (.22)
  Year ended 9/30/90 .............        (2.02)         15.67         (30.81)          251,102           1.66             .16
  Year ended 9/30/89 .............         (.18)         24.84          42.68           263,099           1.73             .10
  Year ended 9/30/88 .............        (4.71)         17.60          (8.61)           90,713           1.28(f)         (.40)(f)
  Year ended 9/30/87(d)...........        (3.07)         24.47          29.61           134,676           1.18(f)         (.56)(f)
  Year ended 9/30/86(d)...........         (.99)         21.80          33.79           144,959           1.18             .02
  Year ended 9/30/85(d)...........         (.33)         17.25          20.29            77,067           1.18             .22


International Fund

  Class A
  Year ended 6/30/96 .............     $  (1.05)      $  18.32          15.83%         $196,261           1.72%            .31%
  Year ended 6/30/95 .............        (1.62)         16.81            .59           165,584           1.73             .26
  Year ended 6/30/94 .............         (.56)         18.38          18.68           201,916           1.90            (.50)
  Year ended 6/30/93 .............         (.13)         16.01           7.86           161,048           1.88            (.14)
  Year ended 6/30/92 .............         (.07)         14.98           7.52           179,807           1.82             .07
  Year ended 6/30/91 .............         (.50)         14.00         (19.34)          214,442           1.73             .37
  Year ended 6/30/90 .............        (2.15)         17.99          16.98           265,999           1.45             .33
  Year ended 6/30/89 .............        (2.63)         17.24          27.65           166,003           1.41             .39
  Year ended 6/30/88 .............        (6.56)         16.09          (4.20)          132,319           1.41             .84
  Year ended 6/30/87 .............        (2.78)         23.70          23.05           194,716           1.30             .77
------------------------------------------------------------------------------------------------------------------------------------


                                            Portfolio
 Fiscal Year or Period                    Turnover Rate
 ---------------------                    -------------
Alliance Fund

  Class A
  12s/1/95 to 5/31/96+++...............         43%
  Year ended 11/30/95 .................         81
  1/1/94 to 11/30/94**.................         63
  Year ended 12/31/93 .................         66
  Year ended 12/31/92 .................         58
  Year ended 12/31/91 .................         74
  Year ended 12/31/90 .................         71
  Year ended 12/31/89 .................         81
  Year ended 12/31/88 .................         65
  Year ended 12/31/87 .................        100
  Year ended 12/31/86 .................         46
  Year ended 12/31/85 .................         62

Growth Fund (i)

  Class A
  11/1/95 to 4/30/96+++................         15%
  Year ended 10/31/95 .................         61
  5/1/94 to 10/31/94**.................         24
  Year ended 4/30/94 ..................         87
  Year ended 4/30/93 ..................        124
  Year ended 4/30/92 ..................        137
  9/4/90++ to 4/30/91 .................        130

Premier Growth Fund

  Class A
  12/1/95 to 5/31/96+++................         54%
  Year ended 11/30/95 .................        114
  Year ended 11/30/94 .................         98
  Year ended 11/30/93 .................         68
  9/28/92+ to 11/30/92.................          0

Technology Fund

  Class A
  12/1/95 to 5/31/96+++................         19%
  Year ended 11/30/95 .................         55
  1/1/94 to 11/30/94**.................         55
  Year ended 12/31/93 .................         64
  Year ended 12/31/92 .................         73
  Year ended 12/31/91 .................        134
  Year ended 12/31/90 .................        147
  Year ended 12/31/89 .................        139
  Year ended 12/31/88 .................        139
  Year ended 12/31/87 .................        248
  Year ended 12/31/86 .................        141
  Year ended 12/31/85 .................        259

Quasar Fund

  Class A
  10/1/95 to 3/31/96+++................         87%
  Year ended 9/30/95 ..................        160
  Year ended 9/30/94 ..................        110
  Year ended 9/30/93 ..................        102
  Year ended 9/30/92 ..................        128
  Year ended 9/30/91 ..................        118
  Year ended 9/30/90 ..................         90
  Year ended 9/30/89 ..................         90
  Year ended 9/30/88 ..................         58
  Year ended 9/30/87(d)................         76
  Year ended 9/30/86(d)................         84
  Year ended 9/30/85(d)................         77


International Fund

  Class A
  Year ended 6/30/96 ..................         78%
  Year ended 6/30/95 ..................        119
  Year ended 6/30/94 ..................         97
  Year ended 6/30/93 ..................         94
  Year ended 6/30/92 ..................         72
  Year ended 6/30/91 ..................         71
  Year ended 6/30/90 ..................         37
  Year ended 6/30/89 ..................         87
  Year ended 6/30/88 ..................         55
  Year ended 6/30/87 ..................         58
-----------------------------------------------------------

                                          Net                             Net              Net
                                         Asset                        Realized and       Increase
                                         Value                         Unrealized      (Decrease) In   Dividends From  Distributions
                                      Beginning Of   Net Investment  Gain (Loss) On   Net Asset Value  Net Investment    From Net
  Fiscal Year or Period                  Period      Income (Loss)    Investments     From Operations     Income      Realized Gains
  ---------------------               ------------   --------------  --------------   ---------------  -------------- --------------


Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...............       $ 10.18        $  .10           $ 1.85           $ 1.95         $ 0.00         $ 0.00
  Year ended 6/30/95 ...............          9.75           .06              .37              .43           0.00           0.00
  6/2/94+ to 6/30/94 ...............         10.00           .01             (.26)            (.25)          0.00           0.00

New Europe Fund

  Class A
  Year ended 7/31/96 ...............       $ 15.11        $  .18           $ 1.02           $ 1.20         $ 0.00         $ (.47)
  Year ended 7/31/95 ...............         12.66           .04             2.50             2.54           (.09)          0.00
  Period ended 7/31/94** ...........         12.53           .09              .04              .13           0.00           0.00
  Year ended 2/28/94 ...............          9.37           .02(b)          3.14             3.16           0.00           0.00
  Year ended 2/28/93 ...............          9.81           .04             (.33)            (.29)          (.15)          0.00
  Year ended 2/29/92 ...............          9.76           .02(b)           .05              .07           (.02)          0.00
  4/2/90+ to 2/28/91 ...............         11.11(e)        .26             (.91)            (.65)          (.26)          (.44)

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.45        $ (.10)          $ 1.92           $ 1.82         $ 0.00         $ (.08)
  11/28/94+ to 10/31/95 ............         10.00          (.19)(c)          .64              .45           0.00           0.00

Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...............       $ 10.38        $ (.14)          $ 1.90           $ 1.76         $ 0.00         $ (.53)
  Year ended 7/31/95 ...............         11.08          (.09)            1.50             1.41           0.00          (2.11)(j)
  Period ended 7/31/94** ...........         11.24          (.15)            (.01)            (.16)          0.00           0.00
  Year ended 9/30/93 ...............          9.33          (.15)            2.49             2.34           0.00           (.43)
  Year ended 9/30/92 ...............         10.55          (.16)           (1.03)           (1.19)          0.00           (.03)
  Year ended 9/30/91 ...............          8.26          (.06)            2.35             2.29           0.00           0.00
  Year ended 9/30/90 ...............         15.54          (.05)(b)        (4.12)           (4.17)          0.00          (3.11)
  Year ended 9/30/89 ...............         11.41          (.03)            4.25             4.22           0.00           (.09)
  Year ended 9/30/88 ...............         15.07          (.05)           (1.83)           (1.88)          0.00          (1.78)
  Year ended 9/30/87 ...............         15.47          (.07)            4.19             4.12           (.04)         (4.48)

Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...............       $ 17.98        $  .35           $ 1.08           $ 1.43         $ (.32)        $ (.61)
  Year ended 7/31/95 ...............         16.26           .34(c)          1.64             1.98           (.22)          (.04)
  Period ended 7/31/94** ...........         16.46           .07(c)          (.27)            (.20)          0.00           0.00
  Year ended 4/30/94 ...............         16.97           .16(c)           .74              .90           (.24)         (1.17)
  Year ended 4/30/93 ...............         17.06           .39(c)           .59              .98           (.42)          (.65)
  Year ended 4/30/92 ...............         14.48           .27(c)          2.80             3.07           (.17)          (.32)
  9/4/90++ to 4/30/91 ..............         12.51           .34(c)          1.66             2.00           (.03)          0.00

Balanced Shares

  Class A
  Year ended 7/31/96 ...............       $ 15.08        $  .37           $  .45           $  .82         $ (.41)        $(1.48)
  Year ended 7/31/95 ...............         13.38           .46             1.62             2.08           (.36)          (.02)
  Period ended 7/31/94** ...........         14.40           .29             (.74)            (.45)          (.28)          (.29)
  Year ended 9/30/93 ...............         13.20           .34             1.29             1.63           (.43)          0.00
  Year ended 9/30/92 ...............         12.64           .44              .57             1.01           (.45)          0.00
  Year ended 9/30/91 ...............         10.41           .46             2.17             2.63           (.40)          0.00
  Year ended 9/30/90 ...............         14.13           .45            (2.14)           (1.69)          (.40)         (1.63)
  Year ended 9/30/89 ...............         12.53           .42             2.18             2.60           (.46)          (.54)
  Year ended 9/30/88 ...............         16.33           .46            (1.07)            (.61)          (.44)         (2.75)
  Year ended 9/30/87 ...............         14.64           .67             1.62             2.29           (.60)          0.00

Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ............       $ 10.70        $  .26           $  .40           $  .66         $ (.29)        $ (.11)
  Year ended 10/31/95 ..............          9.69           .93(b)           .59             1.52           (.51)          0.00
  3/25/94++ to 10/31/94 ............         10.00           .96            (1.02)            (.06)          (.05)(g)       (.20)

Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ............       $ 10.22        $  .07           $  .25           $  .32         $ (.26)        $ 0.00
  Year ended 11/30/95 ..............          8.97           .30(c)          1.40             1.70           (.45)          0.00
  Year ended 11/30/94 ..............          9.92           .42(c)          (.89)            (.47)          (.48)          0.00
  10/18/93+ to 11/30/93 ............         10.00           .02(c)          (.10)            (.08)          0.00           0.00

Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ............       $  2.71        $  .03           $  .35           $  .38         $ (.03)        $ (.21)
  Year ended 10/31/95 ..............          2.35           .02              .52              .54           (.06)          (.12)
  Year ended 10/31/94 ..............          2.61           .06             (.08)            (.02)          (.06)          (.18)
  Year ended 10/31/93 ..............          2.48           .06              .29              .35           (.06)          (.16)
  Year ended 10/31/92 ..............          2.52           .06              .11              .17           (.06)          (.15)
  Year ended 10/31/91 ..............          2.28           .07              .56              .63           (.09)          (.30)
  Year ended 10/31/90 ..............          3.02           .09             (.30)            (.21)          (.10)          (.43)
  Year ended 10/31/89 ..............          3.05           .10              .43              .53           (.08)          (.48)
  Year ended 10/31/88 ..............          3.48           .10              .33              .43           (.08)          (.78)
  Year ended 10/31/87 ..............          3.52           .11             (.03)             .08           (.12)          0.00
  Year ended 10/31/86 ..............          3.01           .12              .92             1.04           (.13)          (.40)
  Year ended 10/31/85 ..............          2.93           .14              .42              .56           (.15)          (.33)
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

                                                                Total       Net Assets                 Ratio Of Net
                                    Total         Net Asset   Investment    At End Of    Ratio Of       Investment
                                  Dividends         Value    Return Based    Period      Expenses      Income (Loss)   Portfolio
                                     And            End of   on Net Asset    (000's      To Average     To Average     Turnover
 Fiscal Year or Period           Distributions      Period     Value (a)     omitted)    Net Assets     Net Assets       Rate
 ---------------------           -------------    ---------  ------------   ----------   ----------    -------------   ---------

Worldwide Privatization Fund

  Class A
  Year ended 6/30/96 ...........      $ 0.00         $12.13      19.16%      $672,732       1.87%           .95%          28%
  Year ended 6/30/95 ...........        0.00          10.18       4.41         13,535       2.56            .66           36
  6/2/94+ to 6/30/94 ...........        0.00           9.75      (2.50)         4,990       2.75*          1.03*           0


New Europe Fund

  Class A
  Year ended 7/31/96 ...........      $ (.47)        $15.84       8.20%      $ 74,026       2.14%          1.10%          69%
  Year ended 7/31/95 ...........        (.09)         15.11      20.22         86,112       2.09            .37           74
  Period ended 7/31/94** .......        0.00          12.66       1.04         86,739       2.06*          1.85*          35
  Year ended 2/28/94 ...........        0.00          12.53      33.73         90,372       2.30            .17           94
  Year ended 2/28/93 ...........        (.15)          9.37      (2.82)        79,285       2.25            .47          125
  Year ended 2/29/92 ...........        (.02)          9.81        .74        108,510       2.24            .16           34
  4/2/90+ to 2/28/91 ...........        (.70)          9.76      (5.63)       188,016       1.52*          2.71*          48

All-Asia Investment Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.08)        $12.19      17.52%      $ 11,645       3.47%         (1.75)%         42%
  11/28/94+ to 10/31/95 ........        0.00          10.45       4.50          2,870       4.42*         (1.87)*(f)      90


Global Small Cap Fund

  Class A
  Year ended 7/31/96 ...........      $ (.53)        $11.61      17.46%      $ 68,623       2.51%         (1.22)%        139%
  Year ended 7/31/95 ...........       (2.11)         10.38      16.62         60,057       2.54(f)       (1.17)(f)      128
  Period ended 7/31/94** .......        0.00          11.08      (1.42)        61,372       2.42*         (1.26)*         78
  Year ended 9/30/93 ...........        (.43)         11.24      25.83         65,713       2.53          (1.13)          97
  Year ended 9/30/92 ...........        (.03)          9.33     (11.30)        58,491       2.34           (.85)         108
  Year ended 9/30/91 ...........        0.00          10.55      27.72         84,370       2.29           (.55)         104
  Year ended 9/30/90 ...........       (3.11)          8.26     (31.90)        68,316       1.73           (.46)          89
  Year ended 9/30/89 ...........        (.09)         15.54      37.34        113,583       1.56           (.17)         106
  Year ended 9/30/88 ...........       (1.78)         11.41      (8.11)        90,071       1.54(f)        (.50)(f)       74
  Year ended 9/30/87 ...........       (4.52)         15.07      34.11        113,305       1.41(f)        (.44)(f)       98


Strategic Balanced Fund (i)

  Class A
  Year ended 7/31/96 ...........      $ (.93)        $18.48       8.05%      $ 18,329       1.40%          1.78%         173%
  Year ended 7/31/95 ...........        (.26)         17.98      12.40         10,952       1.40(f)        2.07          172
  Period ended 7/31/94** .......        0.00          16.26      (1.22)         9,640       1.40*(f)       1.63*          21
  Year ended 4/30/94 ...........       (1.41)         16.46       5.06          9,822       1.40(f)        1.67          139
  Year ended 4/30/93 ...........       (1.07)         16.97       5.85          8,637       1.40(f)        2.29           98
  Year ended 4/30/92 ...........        (.49)         17.06      20.96          6,843       1.40(f)        1.92          103
  9/4/90++ to 4/30/91 ..........        (.03)         14.48      16.00            443       1.40*(f)       3.54*         137

Balanced Shares

  Class A
  Year ended 7/31/96 ...........      $(1.89)         $14.01       5.23%      $102,567       1.38%          2.41%         227%
  Year ended 7/31/95 ...........        (.38)         15.08      15.99        122,033       1.32           3.12          179
  Period ended 7/31/94** .......        (.57)         13.38      (3.21)       157,637       1.27*          2.50*         116
  Year ended 9/30/93 ...........        (.43)         14.40      12.52        172,484       1.35           2.50          188
  Year ended 9/30/92 ...........        (.45)         13.20       8.14        143,883       1.40           3.26          204
  Year ended 9/30/91 ...........        (.40)         12.64      25.52        154,230       1.44           3.75           70
  Year ended 9/30/90 ...........       (2.03)         10.41     (13.12)       140,913       1.36           4.01          169
  Year ended 9/30/89 ...........       (1.00)         14.13      22.27        159,290       1.42           3.29          132
  Year ended 9/30/88 ...........       (3.19)         12.53      (1.10)       111,515       1.42           3.74          190
  Year ended 9/30/87 ...........        (.60)         16.33      15.80        129,786       1.17           4.14          136


Income Builder Fund (h)

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.40)        $10.96       6.30%      $  1,402       2.32%          4.64%         120%
  Year ended 10/31/95 ..........        (.51)         10.70      16.22          1,398       2.38           5.44           92
  3/25/94++ to 10/31/94 ........        (.25)          9.69       (.54)           600       2.52*          6.11*         126


Utility Income Fund

  Class A
  12/1/95 to 5/31/96+++ ........      $ (.26)        $10.28       3.24%      $  2,911       1.50%          1.34%          38%
  Year ended 11/30/95 ..........        (.45)         10.22      19.32          2,748       1.50%(f)       2.48(f)       162
  Year ended 11/30/94 ..........        (.48)          8.97      (4.86)         1,068       1.50(f)        4.13           30
  10/18/93+ to 11/30/93 ........        0.00           9.92       (.80)           229       1.50*(f)       2.35*          11


Growth and Income Fund

  Class A
  11/1/95 to 4/30/96+++ ........      $ (.24)        $ 2.85      14.46%      $518,880        .95%          1.74%          43%
  Year ended 10/31/95 ..........        (.18)          2.71      24.21        458,158       1.05%          1.88          142
  Year ended 10/31/94 ..........        (.24)          2.35       (.67)       414,386       1.03           2.36           68
  Year ended 10/31/93 ..........        (.22)          2.61      14.98        459,372       1.07           2.38           91
  Year ended 10/31/92 ..........        (.21)          2.48       7.23        417,018       1.09           2.63          104
  Year ended 10/31/91 ..........        (.39)          2.52      31.03        409,597       1.14           2.74           84
  Year ended 10/31/90 ..........        (.53)          2.28      (8.55)       314,670       1.09           3.40           76
  Year ended 10/31/89 ..........        (.56)          3.02      21.59        377,168       1.08           3.49           79
  Year ended 10/31/88 ..........        (.86)          3.05      16.45        350,510       1.09           3.09           66
  Year ended 10/31/87 ..........        (.12)          3.48       2.04        348,375        .86           2.77           60
  Year ended 10/31/86 ..........        (.53)          3.52      34.92        347,679        .81           3.31           11
  Year ended 10/31/85 ..........        (.48)          3.01      19.53        275,681        .95           3.78           15
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 40.

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                               1991     1992    1993    1994     1995     1996
All-Asia Investment Fund
         Class A                 -        -       -       -     10.57%#     -
Growth Fund
         Class A               8.79%#   1.94%   1.84%   1.46%      -        -
Premier Growth
         Class A                 -      3.33%#    -       -        -        -

         Net investment income ratios for Premier Growth would have been (.25%#) for Class A for this same period.

Global Small Cap Fund
         Class A                 -        -       -       -      2.61%      -
Strategic Balanced Fund                                                   1.76%
         Class A              11.59%#   2.05%   1.85%   1.70%1   1.81%
                                                        1.94%#2

Utility Income Fund
         Class A                 -        -   145.63%# 13.72%    4.86%#     -

     ------------------
     #  annualized

     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).

--------------------------------------------------------------------------------
                              General Information
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

Additional Information

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE "GENERAL INFORMATION--ORGANIZATION."

                       ALLIANCE SUBSCRIPTION APPLICATION
                            The Alliance Stock Funds
                                 Advisor Class


  The Alliance Fund            International Fund       Strategic Balanced Fund
     Growth Fund          Worldwide Privatization Fund      Balanced Shares
 Premier Growth Fund            New Europe Fund           Income Builder Fund
   Technology Fund          All-Asia Investment Fund      Utility Income Fund
     Quasar Fund             Global Small Cap Fund        Growth & Income Fund

--------------------------------------------------------------------------------
                          Information And Instructions
--------------------------------------------------------------------------------

To Open Your New Alliance Account...
Please complete the application        For certified or overnight deliveries,
 and mail it to:                        send to:
 Alliance Fund Services, Inc.          Alliance Fund Services, Inc.
 P.O. Box 1520                         500 Plaza Drive
 Secaucus, New Jersey 07096-1520       Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:
  .  Individuals, Joint Tenants and Gift/Transfer to a Minor:
       . Indicate your name(s) exactly as it appears on your social security card.
  .  Trust/Other:
       . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.
B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.
C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.
D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.
E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                            Subscription Application
--------------------------------------------------------------------------------
                            The Alliance Stock Funds
                                 Advisor Class

               (see instructions at the front of the application)

                 1. Your Account Registration   (Please Print)

[_] INDIVIDUAL OR JOINT ACCOUNT

   | | | | | | | | | | | | | | | |  | | | | | | | | | | | | | | | | | | |
    ----------------------------- -- ------------------------------------
    Owner's Name   (First Name)  (MI)          (Last Name)

   | | | |-| | | -| | | | |
   Social Security Number (Required to open account)

   | | | | | | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | |
   ---------------------------------------  ---  -----------------------
    Joint Owner's Name*   (First Name )     (MI)    (Last Name)

   *Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.

[_] GIFT/TRANSFER TO A MINOR

   | | | | | | | | | | | | | | | | | | | | |   | |  | | | | | | | | | | | | |
   ----------------------------------------    ---  -------------------------
    Custodian - One Name Only  (First Name)    (MI)   (Last Name)

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
    Minor (First Name)           (MI)          (Last Name)

   | | | |-| | |-| | | | |
    Minor's Social Security Number (Required to open account)

    Under the State of               (Minor's Residence) Uniform Gifts/Transfer
    to Minor's Act    ---------------

[_] TRUST ACCOUNT

   | | | | | | | | | | | | | | |  | |  | | | | | | | | | | | | | | | | | | |
   -----------------------------  ---  -------------------------------------
   Name of Trustee

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------------------------------------------------------------
   Name of Trust (cont'd)

   | | | | | | | | | | | |      | | | | | | | | | |
   -----------------------      -------------------
   Trust Dated                  Tax ID or Social Security Number (Required to
                                open account)

[_] OTHER

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

   | | | | | | | | | |         | | | | | | | | | | | | | | | | | | | | | | | |
   -------------------         -----------------------------------------------
   Tax ID Number                Trustee Name (Retirement Plans only)

                                2. Your Address

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   Street

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   City                             State                  Zip Code

   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |
   ---------------------------------------------------------------------------
   If Non-U.S., Specify Country

   | | | |-| | | |-| | | | |    | | | |-| | | |-| | | | |
   ------- ------- ---------    ------- ------- ---------
   Daytime Phone                Evening Phone

   I am a:           [_] U.S. Citizen      [_] Non-Resident Alien
                     [_] Resident Alien    [_] Other



                             For Alliance Use Only

--------------------------------------------------------------------------------
                           3. Your Initial Investment
--------------------------------------------------------------------------------


The minimum investment is $250 per Fund.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.

Dividend and Capital Gain        R  Reinvest distributions into
Distribution Options:            -  ----------------------
                                    my fund account.


----------------------           C  Send my distributions in cash to the address
Broker/Dealer Use Only           -  -----------------------------
----------------------              I have provided in Section 2. (Complete
                                    Section 4D for direct deposit to your bank
    Wire Confirm #                  account. Complete Section 4E for payment to
----------------------              a third party).

                                 D  Direct my distributions to another Alliance
                                 -  -------------------------------------------
                                    fund.  Complete the appropriate portion of
                                    ----
                                    Section 4A to direct your distributions
                                    (dividends and capital gains) to the Advisor
                                    Class Shares of another Alliance Fund.



--------------------------------------------------------------------------------
Make all checks payable to:                      Distributions Options *Circle*
   Alliance Fund Services      Advisor Class
-----------------------------                  ---------------------------------
      Alliance Fund Name                         Dividends        Capital Gains
--------------------------------------------------------------------------------
The Alliance Fund            $          $(44)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Growth Fund                              (31)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Premier Growth Fund                      (78)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Technology Fund                          (82)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Quasar Fund                              (26)    R   C   D          R   C   D
--------------------------------------------------------------------------------
International Fund                       (40)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Worldwide Privatization Fund            (122)    R   C   D          R   C   D
--------------------------------------------------------------------------------
New Europe Fund                          (62)    R   C   D          R   C   D
--------------------------------------------------------------------------------
All-Asia Investment Fund                (118)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Global Small Cap Fund                    (45)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Strategic Balanced Fund                  (32)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Balanced Shares                          (96)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Income Builder Fund                     (111)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Utility Income Fund                      (09)    R   C   D          R   C   D
--------------------------------------------------------------------------------
Growth & Income Fund                     (94)    R   C   D          R   C   D
--------------------------------------------------------------------------------
                                                 R   C   D          R   C   D
--------------------------------------------------------------------------------
        Total Investment     $
---------------------------------------------

                                                   --------------------------
MY SOCIAL SECURITY (TAX IDENTIFICATION ) NUMBER IS:
                                                   --------------------------

--------------------------------------------------------------------------------
                          4. Your Shareholder Options
--------------------------------------------------------------------------------

------------------------------------
A.  AUTOMATIC INVESTMENT PLANS (AIP)
------------------------------------

[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

              Monthly Dollar Amount  Day of Withdrawal   Circle "all" or
Fund Name     ($25 minimum)          (1st thru 31st)     applicable months
                                                         All    J F M A M J
                                                                J A S O N D
--------------------------------------------------------------------------------
                                                         All    J F M A M J
                                                                J A S O N D
--------------------------------------------------------------------------------
                                                         All    J F M A M J
                                                                J A S O N D
--------------------------------------------------------------------------------
                                                         All    J F M A M J
                                                                J A S O N D
-------------------------------------------------------------------------------
Your bank must be a member of the National Automated Clearing House Association
(NACHA).

[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.


"From" Fund Name  "From" Fund Account #   "To" Fund Name  "To" Fund Account #
                   (if existing)                           (if existing)
 ------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------
                                                          [ ] New
                                                          [ ] Existing
--------------------------------------------------------------------------------


[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.


"From" Fund Name   "From" Fund Account #   Dollar Amount   Day of Exchange**   "To" Fund Name      "To" Fund Account #
                    (if existing)          ($25 minimum)   (1st thru 31st)                          (if existing)
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------
                                                                                                    [ ] New
                                                                                                    [ ] Existing
-------------------------------------------------------------------------------------------------------------------------

**Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

-------------------------------------
B.  SYSTEMATIC WITHDRAWAL PLANS (SWP)
-------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
 .$10,000 for monthly payments,          .$5,000 for bi-monthly payments,
 .$4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.
[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.


Fund Name    Dollar Amount ($50 minimum)  Circle "all" or applicable months
                                           ALL      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------
                                           All      J F M A M J J A S O N D
--------------------------------------------------------------------------------

Please send my SWP proceeds to:
  [ ] MY CHECKING ACCOUNT (via EFT)
                                                                   1st-31st
      I would like to have these payments occur on or about the [             ]
      of the months circled above. (Complete Section 4D for the bank account you wish to use)

  [ ] MY ADDRESS OF RECORD (via CHECK)
  [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)

--------------------------------------
C.  PURCHASES AND REDEMPTIONS VIA EFT
--------------------------------------
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:    .  Review the information in the Prospectus about telephone transaction services.
                 .  If you select the telephone purchase or redemption
                    privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                    Section 4D of this application.

Purchases and Redemptions via EFT

[_] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

--------------------
D.  BANK INFORMATION
--------------------

This bank account information will be used for:
[_] Distributions (Section 3)           [_] Automatic Investments (Section 4A)
[_] Systematic Withdrawals (Section 4B) [_] Telephone Transactions (Section 4C)

Please attach a voided check:
--------------------------------------------------------------------------------


                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




--------------------------------------------------------------------------------
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account. For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

-------------------------------
E.  THIRD PARTY PAYMENT DETAILS
-------------------------------
This third party payee information will be used for:
[_]  Distributions (Section 3)        [_] Systematic Withdrawals (Section 4B)

     -------------------------------------------------------------------------
     Name

     -------------------------------------------------------------------------
     Address - Line 1

     -------------------------------------------------------------------------
     Address - Line 2

     -------------------------------------------------------------------------
     Address - Line 3

------------------------------------------------------------------------------
          5. Shareholder Authorization This section MUST be completed
                                                    ----
------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]   I do not elect the telephone     [_]  I do not elect the telephone
           ---                                   ---
      exchange service.                     redemption by check service.


I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certificate required to avoid backup withholding.

----------------------------------    -------------
Signature                             Date

----------------------------------    -------------    ----------------------
Signature                             Date             Acceptance Date

-----------------------------------------------------------------------------
        Dealer/Agent Authorization For selected Dealers or Agents ONLY.
-----------------------------------------------------------------------------


We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------   ------------------------------------------
Dealer/Agent Firm                     Authorized Signature

-----------------------------------   -------  ---------------------------------
Representative First Name             MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                  State            Zip Code

                                      (                )
--------------------------------------------------------------------------------
Branch Number                         Branch Phone

This is filed pursuant to Rule 497(c).
File Nos. 2-10988 and 811-134.

                                  ALLIANCE BALANCED SHARES, INC.


P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 221-5672


_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         October 1, 1996

_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Balanced Shares, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus") and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND ....................................

MANAGEMENT OF THE FUND .....................................

EXPENSES OF THE FUND .......................................

PURCHASE OF SHARES .........................................

REDEMPTION AND REPURCHASE OF SHARES ........................

SHAREHOLDER SERVICES .......................................

NET ASSET VALUE ............................................

DIVIDENDS, DISTRIBUTIONS AND TAXES .........................

PORTFOLIO TRANSACTIONS .....................................

GENERAL INFORMATION ........................................

REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENT ...
APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
  CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES ...............   1

________________________
(R) This registered service mark used under license from owner, Alliance Capital Management L.P.

_________________________________________________________________

                    DESCRIPTION OF THE FUND
_________________________________________________________________

    Except as otherwise indicated, the investment policies of Alliance Balanced Shares, Inc. (the "Fund") are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

    The investment objective of the Fund is to achieve a high return through a combination of current income and capital appreciation.

How the Fund Pursues its Objective

    The Fund has adopted as a fundamental policy that it be a "balanced fund"; this fundamental policy cannot be changed without the approval of shareholders. As an investment policy, the Fund will not purchase a security if as a result of such purchase less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks to the extent their values is attributable to their fixed-income characteristics); this investment policy may be changed by the Fund's Board of Directors but only with 60 days' prior shareholder notice and in accordance with the 1940 Act and the Securities and Exchange Commission (the "Commission"). Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the management.

Additional Investment Policies and Practices

    The following additional investment policies supplement those set forth above.

    The Fund's assets are invested in U.S. Government and agency obligations, bonds whether convertible or nonconvertible (except that only that portion of the value of the convertible bonds attributable to their fixed-income characteristics shall be used for purposes of meeting the 25% fixed-income securities requirement), senior debt securities (as listed above), and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. At July 31, 1996, the amount invested in common stocks was approximately 56.6% of the total assets. The Fund engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

    Investment in Covered Call Options. Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. A covered call option is an option on a security which the Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made.

    The Fund thus forgoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Fund's management believes that such premiums will increase the Fund's income without subjecting it to substantial risks.

    When a security is sold from the Fund's portfolio against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

    The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

    Except as stated above, the Fund may not purchase or sell put or call options on securities or combinations of put and call options on securities.

    Foreign Securities. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed income securities eligible for purchase by the Fund under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Fund's net assets and income attributable to foreign securities. Costs will be incurred in connection with the conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

    Options on Foreign Currencies. For additional information on the use, risks and costs of options on foreign currencies, see
Appendix A.

    Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts"). While these contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and the foreign currencies that are the subject of the forward contracts. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks, as discussed below.

    The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. In addition, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross- hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

    General. There can be no assurance that the Fund will achieve its investment objective since market risks are inherent in all securities to varying degrees, although Alliance Capital Management L.P., the Fund's Adviser (the "Adviser") will try to limit these risks.

    Portfolio Turnover. Ordinarily, the annual portfolio turnover rate will not exceed 200%. A portfolio turnover rate approximating 200% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne directly by the Fund and its shareholders. The annual portfolio turnover rates of securities of the Fund for its 1996, 1995 and 1994 fiscal years were 227%, 179% and 116%, respectively.

Fundamental Investment Policies

    The Fund is also subject to the following restrictions in implementing its investment policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund may not: (1) purchase any security of any issuer (other than the United States Government) if as a result more than 5% of the value of its total assets would consist of the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of any issuer; (2) purchase the securities of any other investment company except in a regular transaction in the open market; (3) purchase the securities of any issuer the business of which has been in continuous operation for less than three years; (4) retain investments in the securities of any issuer if directors or officers of the Fund or certain other interested persons own more than 5% of such securities; (5) invest in other companies for the purpose of exercising control of management; (6) purchase securities on margin, borrow money, or sell securities short, except that the Fund may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets); (7) make loans to other persons except certain call loans upon collateral security (the Fund does not intend to make such loans; the acquisition of publicly distributed bonds, debentures and other debt securities is not considered a loan); (8) concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry; (9) underwrite securities issued by other persons; (10) purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933, as amended; (11) purchase or sell commodities or commodity contracts; or (12) issue any securities senior to the capital stock offered hereby.

    The Fund has not engaged in the investment practice described in restriction (6) above during its last fiscal year and has no current intention of doing so in the foreseeable future.

    In addition, the Fund has undertaken with the securities administrators of certain states where the Fund's shares are sold not to invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs; make loans to any person or individual; purchase a security, if as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) the Fund would own any securities of an open-end investment company, or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's assets would be invested in securities of any one or more closed-end investment companies, or more than 10% of the value of the Fund's total assets would be invested in securities of closed-end investment companies in the aggregate; invest only in investment grade fixed income securities; invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange; purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate; limit its investments in illiquid securities together with restricted securities (excluding 144A securities) to no more than 15% of the Fund's average net assets.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

Adviser

    Alliance Capital Management L.P., (the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") as the Fund's Adviser (see "Management of the Fund" in the Prospectus).

    The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1996 of more than $168 billion (of which more than $55 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of June 30, 1996, the Adviser was an investment manager of employee benefit fund assets for 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paulo,

Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore.  The
51 registered investment companies comprising more than 100 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

    As of September 6, 1996, AXA and its subsidiaries owned approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in more than 20 countries, including France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Western Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

    Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares

(representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

    Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

    The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

    The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by affiliates of the Adviser. The Fund may employ its own personnel or contract for services to be performed by third parties. The Advisory Agreement provides that the Board of Directors may approve the payment of compensation to others for consulting services, supplemental research and economic analysis.

    For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .625 of 1% of the first $200 million, .50% of the excess over $200 million up to $400 million and .45 of 1% of the excess over $400 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

    The Advisory Agreement provides that the Adviser will refund to the Fund the amount by which net expenses (excluding interest, taxes, brokerage, expenses pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities laws and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every State. The Fund believes that at present the most restrictive state expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of its average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million.

    At their Regular Meeting held on July 19, 1994, the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, voted unanimously to a change in the fiscal year end from September 30 to July 31. In this regard, for the fiscal years ended July 31, 1994, July 31, 1995 and July 31, 1996, the Adviser received from the Fund advisory fees of $958,914, $1,044,023 and $879,738 respectively.

    The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

    The Advisory Agreement continues in effect for successive twelve-month periods (computed from each October 1) provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Agreement was approved for the period ending September 30, 1997 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 16, 1996.

    The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that the Adviser shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that the Adviser shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

    Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

    The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., The Alliance Fund, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, , Alliance Global Fund, Alliance Global Dollar Government Fund, Inc., Alliance Developing Markets Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., , Alliance Multi-Market Income and Growth Trust, Inc., Alliance Multi-Market Income Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Multi-Market Trust, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc. and The Spain Fund, Inc., all closed-end investment companies.

Directors and Officers

    The Directors and officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

    JOHN D. CARIFA,1 51, Chairman and President of the Fund, is the President and Chief Operating Officer, the Chief Financial
Officer and a Director of ACMC, with which he has been associated since prior to 1991.

    RUTH BLOCK, 65, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of
Ecolab Incorporated (specialty chemicals) and Amoco Corporation
(oil and gas).  Her address is P.O. Box 4653, Stamford,
Connecticut 06903.

    DAVID H. DIEVLER, 66, was formerly a Senior Vice President of
ACMC, with which he had been associated since prior to 1991 through 1994. He is currently an independent consultant. His address is P.O. Box 167, Spring Lake, New Jersey 07762.

    JOHN H. DOBKIN, 54, has been the President of Historic Hudson Valley (historic preservation) since 1991. From 1987 to 1992 he was a Director of ACMC. Previously, he was Director of the National Academy of Design. His address is Historic Hudson Valley, 150 White Plains Road, New York, New York 10591.

    WILLIAM H. FOULK, JR., 64, is an Investment Adviser and an
Independent Consultant.  He was formerly Senior Manager of
Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1991. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

    DR. JAMES M. HESTER, 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1991. He was formerly President of New York University and The New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.
_________________________

1An "interested person" of the Fund as defined in the 1940
 Act.

    CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel since prior to 1991. He is President, Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining), Tempo Technology Corporation (manufacturer of abrasives), and Faber- Castell Corporation (writing products). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

    DONALD J. ROBINSON, 62, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm.

    ROBERT C. WHITE, 76, is currently an independent consultant. He was formerly a Vice President and Chief Financial Officer of the Howard Hughes Medical Institute with which he has been associated since prior to 1991. He is also a Trustee of St. Clair Fixed Income Fund, St. Clair Tax-Free Fund and St. Clair Equity Fund (registered investment companies) and a Director of MEDSTAAT Systems, Inc. (health care information) His address is 30835 River Crossing, Bingham Farms, Michigan 48025.

Officers

    JOHN D. CARIFA, President, Chairman and President, see
Biography, above.

    BRUCE W. CALVERT, Executive Vice President-Investments, 49, is Vice Chairman of the Board and Chief Investment Officer of
ACMC, with which he has been associated since prior to 1991.

    THOMAS J. BARDONG, Vice President, 51, is a Senior Vice
President of ACMC, with which he has been associated since 1991.

    MATTHEW BLOOM, Vice President, 40, is a Vice President of
ACMC, with which he has been associated since prior to 1991.

    EDMUND P. BERGAN, JR., Secretary, 46, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. and Alliance Fund Services, Inc. and Vice President and
Assistant General Council of ACMC, with which he has been associated since prior to 1991.

    DOMENICK PUGLIESE, Assistant Secretary, 35, is a Vice
President and Associate General Counsel of Alliance Fund
Services, Inc., with which he has been associated since May 1995.
Previously, he was Vice President and Counsel of Concord Holding
Corporation since 1994, Vice President and Associate General
Counsel of Prudential Securities since 1991.

    MARK D. GERSTEN, Treasurer and Chief Financial Officer, 45, is a Senior Vice President of Alliance Fund Services, Inc., with which he has been associated since prior to 1991.

    VINCENT S. NOTO, Controller, 31, is a Vice President of
Alliance Fund Services, Inc., with which he has been associated since prior to 1991.

    JOSEPH MANTINEO, Assistant Controller, 37, has been a Vice
President of Alliance Fund Services, Inc. since prior to 1991.

    PHYLLIS CLARKE, Assistant Controller, 35, is an Accounting
Manager of Mutual Funds for Alliance Fund Services, Inc., with which she has been associated with since prior to 1991.

    The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended July 31, 1996, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                    Total Number
                                                    of Funds in
                                                    the Alliance
                                     Total          Complex,
                                     Compensation   Including the
                                     From the       Fund, as to
                                     Alliance Fund  which the
                      Aggregate      Complex,       Director is a
Name of Director      Compensation   Including the  Director or
of the Fund           From the Fund  Fund           Trustee
________________      _____________  _____________  _____________

John D. Carifa        $0             $  0           50
Ruth Block            $3,762         $ 159,000      37
David H. Dievler      $3,762         $ 179,200      43
John H. Dobkin        $3,820         $ 117,200      30
William H. Foulk, Jr. $3,820         $ 143,500      31
Dr. James M. Hester   $3,762         $ 156,000      38
Clifford L. Michel    $3,762         $ 131,500      37
Donald J. Robinson    $3,762         $  66,500      38
Robert C. White       $3,773         $ 133,200      36


    As of September 20, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

Distribution Services Agreement

    The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the Rule 12b-1 Plan).

    Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

    Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund (as defined in the 1940
Act), are committed to the discretion of such disinterested Directors then in office.

    The Agreement became effective on July 22, 1992 with respect to Class A shares and Class B shares, was amended as of April 30, 1993 to permit distribution of Class C Shares and again on September 16, 1996 to permit the distribution of Advisor Class shares.

    The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

    During the Fund's fiscal year ended July 31, 1996, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $380,739, which constituted .24% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $152,780. Of the $438,519 paid by the Fund and the Adviser under the Plan, $283,652 was spent on advertising, $7,200 on the printing and mailing of prospectuses for persons other than current shareholders, $283,652 for compensation to broker-dealers and other financial intermediaries (including $80,727 to the Fund's Principal Underwriter), $12,566 for compensation to sales personnel and $93,146 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Fund's fiscal year ended July 31, 1996, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $187,192, which constituted 1.0% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $6,377. Of the $445,305 paid by the Fund and the Adviser under the Plan, $268,113 was spent on advertising, $8,868 on the printing and mailing of prospectuses for persons other than current shareholders, $247,922 for compensation to broker-dealers and other financial intermediaries (including $33,584 to the Fund's Principal Underwriter), $10,556 for compensation to sales personnel and $108,240 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    During the Fund's fiscal year ended July 31, 1996, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $59,146, which constituted 1.0% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $57,249. Of the $74,345 paid by the Fund and the Adviser under the Plan, $15,281 was spent on advertising, $3,217 on the printing and mailing of prospectuses for persons other than current shareholders, $87,507 for compensation to broker-dealers and other financial intermediaries (including $25,453 to the Fund's Principal Underwriter), $5,217 for compensation to sales personnel and $57,171 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

    The Agreement will continue in effect for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until September 30, 1997 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 16, 1996.

    In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

    All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that a particular class, may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or
(b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

    Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended July 31, 1996, the Fund paid Alliance Fund Services, Inc. $158,526 for transfer agency services.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the headings "Purchase and Sale of Shares - How to Buy Shares."

General

    Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge (Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge) ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

    Investors may purchase and hold Advisor Class shares of the Fund solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i), (ii) and (iii) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, all of whom are not eligible to purchase and hold Advisor Class shares).

    If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

    Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

    The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

    The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

    Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

    Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by Class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares2

    Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are sold to investors choosing the initial sales charge alternative, Class B shares are sold to investors choosing the deferred sales charge alternative, and Class C shares are sold to investors choosing the asset-based sales charge alternative. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.


_________________________

2Advisor Class shares are sold only to investors described above in this section under "--General."

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee, to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

    Class A Shares

The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount Or
                                    As % of      Commission To
                      As % of       the Public   Dealers Or
                      Net Amount    Offering     Agents As % of
Amount of Purchase    Invested      Price        Offering Price
__________________    ___________   __________   _______________

Less than $100,000        4.44%        4.25%           4.00%
$100,000 but less
  than 250,000            3.36         3.25            3.00
250,000 but less
  than 500,000            2.30         2.25            2.00
500,000 but less
  than 1,000,000*         1.78         1.75            1.50

______________________
*There is no initial sales charge on transactions of $1,000,000 or more.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund at September 13, 1996.

         Net Asset Value per Class A share
              at September 13, 1996              $14.60

         Class A Per Share Sales Charge -
              4.25% of offering price
              (4.45% of net asset value per
              share)                             $  .65

         Class A Per Share Offering Price to
              the Public                         $15.25
                                                 =========

    During the Fund's fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, the Principal Underwriter received the amounts of $7,573, $4,819 and $13,639, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). For the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, the Principal Underwriter received $43,672, $71,604 and $33,317 in contingent deferred sales charges with respect to Class B share redemptions.

    Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

    Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.

Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios.
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B, Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth

$20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month
period.   Sales charges previously paid during such period will
not be retroactively adjusted on the basis of later purchases.

    Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

    Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without any initial sales charge) and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser, present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the

Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (v) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vi) employer- sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

    Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

    Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    To illustrate, assume that on or after November 19, 1995 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase.

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge
             ______________________________________

                     Shares Purchased      Shares Purchased
Year                      Before             on or After
Since Purchase       November 19, 1993     November 19, 1993
______________       _________________     __________________

     Less than one          5.5%                  4.0%
     One                    4.5%                  3.0%
     Two                    3.5%                  2.0%
     Three                  2.5%                  1.0%
     Four                   1.5%                  None
     Five                   0.5%                  None
     Six or more            None                  None

    In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding Class of the Alliance Mutual Fund originally purchased by the shareholder.

    The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systemic Withdrawal Plan" below).

    Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

    For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

    Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

    In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Conversion of Advisor Class Shares to Class A Shares

    Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans described above under "Purchase of Shares--General" by investment advisory clients of, and certain other persons associated with, the Adviser and, its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

    The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

    Subject only to the limitations described below, the Funds Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A,Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

    Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

    Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer once in any 30 day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    Telephone Redemption By Check. Except for certain omnibus accounts or as noted below, each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

    Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

    The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

    The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

    The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

    Investors may purchase shares of the Fund through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

    Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

    Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call
Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchange of Class

A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as describe above in this section are taxable transactions for the federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to

Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

    None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services,Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

    If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares and Class C shares of the Fund held by the plan can be exchanged at the Plans request, without any sales charge, for Class A shares of the Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

    Distributions from retirement plans are subject to certain
Code requirements in addition to normal redemption procedures.
For additional information please contact Alliance Fund Services, Inc.

Dividend Direction Plan

    A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

    Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

    With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares acquired after that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

     With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

    Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

    The net asset value per share is computed in accordance with the Fund's Articles of Incorporation and By-Laws, at the next close of regular trading on the Exchange (currently 4:00 p.m. New York time) following receipt of a purchase or redemption order (and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of its total assets, less its liabilities, by the total number of its shares then outstanding. The net asset value is calculated at the close of business on each Fund business day. For this purpose, a Fund's business day is any weekday exclusive of national holidays on which the Exchange is closed and Good Friday. Portfolio securities which are traded over-the-counter and on a national securities exchange are valued in the market which the Board of Directors determines is the broadest and most representative. When securities are valued in the over-the-counter market, valuations are at the mean of the closing bid and asked prices. When Exchange valuations are used, the valuation is the last quoted sales price as of the close of the Exchange on the day of valuation; if there have been no sales during the day, the mean value of the closing bid and asked prices is used. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short-term securities, be determined by reference to valuations obtained from a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without exclusive reliance upon quoted prices, since such valuations are believed by the Board more accurately to reflect the fair value of such securities. At the present time, the Fund is employing a pricing service. Several pricing services are available, and the Board of Directors may authorize the use of another such service. In addition, the Board has directed the officers of the Fund periodically to compare valuations obtained from the pricing service with quotations from bond dealers. Temporary investments in short-term securities having a maturity of 60 days or less are valued at original cost which, when combined with amortized discount or accrued interest receivable, approximates market.

    The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

    The Fund intends to qualify as a regulated investment company under the Internal Revenue Code for each taxable year. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities). If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to the Fund's shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to its shareholders. The Fund will also avoid the nondeductible 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to its shareholders which meet certain minimum distribution requirements. For this purpose, income or gain retained by the Fund which is subject to corporate income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November or December payable to shareholders of record as of a specified date during such month and paid in the following January will be treated as having been paid by the Fund and received by shareholders in December.

    Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option of its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that the Fund derive no more than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

    It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

    Subject to the general supervision and control of the Directors of the Fund, the Adviser makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

    Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

    The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Fund.

    The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

    The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

    With respect to orders placed with Donaldson, Lufkin & Jenrette Securities Corporation (DLJ), for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

    During the fiscal year ended July 31, 1996, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $275,290 for transactions totaling $612,323,283. Of this amount, none was paid to brokers utilizing the services of the Pershing Division of DLJ, an affiliated broker-dealer. Additionally, approximately 0% of this amount went to brokers who rendered research services to the Fund. During the fiscal year ended July 31, 1995 brokerage commissions paid by the Fund on the purchase and sale of the portfolio securities were $308,733 for transactions totaling $596,999,899. Of this amount, -0- was paid to brokers utilizing the services of the Pershing Division of DLJ. Additionally, approximately 0% of this amount went to brokers who rendered research services to the Fund. During the fiscal year ended July 31, 1994, brokerage commissions paid by the Fund on the purchase and sale of portfolio securities were $294,990 for transactions totaling $408,687,665. Of this amount, none was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, an affiliated broker-dealer. Additionally, approximately 100% of this amount went to brokers who rendered research services to the Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Capitalization

    The Fund's capital stock of the Fund currently consists of 60,000,000 shares of Class A Common Stock, 60,000,000 shares of Class B Common Stock, 60,000,000 shares of Class C and 60,000,000 shares of Advisor Class Common Stock each having a par value $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

    Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

    At September 20, 1996 there were 7,858,918 shares of common stock of the Fund outstanding including 7,224,601 Class A shares, 191,717 Class B shares, 442,600 Class C shares, and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or owned beneficially, 5% or more of the outstanding shares of the Fund as of September 20, 1996:

                                           No. of     % of
    Name and Address             Class     Shares     Class
    ____________________         _____     ______     ______

    Merrill Lynch                B         191,717    14.41%
    4800 Deer Lake Dr.
    Jacksonville, FL 32246
    Merrill Lynch                C         92,229     20.84%
    4800 Deer Lake Dr.
    Jacksonville, FL 32246
    Advest                       C         47,439     10.72%
    90 State House Sq.
    Hartford, CT  06103


Custodian

    State Street Bank and Trust Company, 225 Franklin Street,
Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

    Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution

Services Agreement , the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

    Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer & Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

    Price Waterhouse LLP, New York, New York, has been appointed as independent accountants for the Fund and has registered as a Registered Limited Liability Partnership under the laws of the State of Delaware. All references to Price Waterhouse in the Prospectus and Statement of Additional Information are to Price Waterhouse LLP.

Performance Information

    From time to time the Fund advertises its "total return." Computed separately for each class the Fund's "total return" is its average annual compounded total return for its most recently completed one, five and ten year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed, through the use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

    The Fund's average annual compounded total return for Class A shares for the year ended July 31, 1996 was
 .75%; for the five year period ended July 31, 1996 was 7.05%; and for the ten year period ended July 31, 1996 was 7.55%. The Fund's average annual compounded total return for Class B shares for the year ended July 31, 1996 was .74%; for the five year period ended July 31, 1996 was 7.16%; and for the period from February 4, 1991 (commencement of distribution) through July 31, 1996 was 7.79%. The Fund's average annual compounded total return for Class C shares for the year ended July 31, 1996 was

3.59%; and for the period from May 3, 1993 (commencement of distribution) through July 31, 1996 was 6.46%.

    The Funds total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses.
Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

    Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Additional Information

    Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.














                               53
00250027.AH5

_________________________________________________________________

    REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENT
_________________________________________________________________

















































                               54
00250027.AH5

PORTFOLIO OF INVESTMENTS
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-56.6%
FINANCE-12.2%
INSURANCE-3.4%
American International Group, Inc.               17,000       $1,600,125
TIG Holdings, Inc.                               53,000        1,470,750
Travelers Group, Inc.                            30,000        1,267,500
                                                             ------------
                                                               4,338,375

MUTUAL FUNDS-5.4%
Europe Fund, Inc.                                80,000        1,080,000
G.T. Global Eastern Europe Fund                  32,309          411,940
Morgan Stanley Asia Pacific Fund, Inc.          260,000        2,697,500
Scudder New Asia Fund, Inc.                      80,000        1,070,000
The France Growth Fund, Inc.                    160,000        1,580,000
                                                             ------------
                                                               6,839,440

MISCELLANEOUS-3.4%
Associates First Capital Corp.                   20,800          798,200
MBNA Corp.                                       52,500        1,463,437
MGIC Investment Corp.                            34,500        2,070,000
                                                             ------------
                                                               4,331,637
                                                             ------------
                                                              15,509,452

SCIENCE & TECHNOLOGY-11.5%
AEROSPACE & DEFENSE-1.4%
Boeing Co.                                       15,000        1,327,500
General Motors Corp.                              7,500          427,500
                                                             ------------
                                                               1,755,000

COMPUTER HARDWARE-2.4%
Ceridian Corp. *                                 42,200        1,835,700
Digital Equipment Corp. *                        20,000          707,500
Intergraph Corp. *                               52,500          547,969
                                                             ------------
                                                               3,091,169

COMPUTER NETWORKING SOFTWARE-1.7%
3Com Corp. *                                     22,500          887,344
Bay Networks, Inc. *                             34,500          793,500
cisco Systems, Inc. *                             9,000          465,750
                                                             ------------
                                                               2,146,594

COMPUTER PERIPHERALS-0.9%
Seagate Technology, Inc. *                       23,000        1,112,625

COMPUTER SOFTWARE & SERVICES-3.5%
Electronic Data Systems Corp. New *              22,000        1,163,250
Oracle System Corp. *                            35,000        1,367,187
Softkey International, Inc. *                    32,650          608,106
Sterling Software, Inc. *                        20,000        1,375,000
                                                             ------------
                                                               4,513,543

TELECOMMUNICATION EQUIPMENT-1.6%
Nokia Corp. (ADR) (a)                            20,000          705,000
Scientific-Atlanta, Inc.                         95,000        1,270,625
                                                             ------------
                                                               1,975,625

                                                             ------------
                                                              14,594,556

CONSUMER SERVICES-10.0%
AIRLINES-1.6%
Delta Airlines, Inc.                             30,000        2,096,250

BROADCASTING & CABLE-2.4%
Cablevision Systems Corp. CI.A*                  33,000        1,307,625
TCI Group Series A *                             45,000          644,062
Tele-Communications-Liberty Media Group
  Series A *                                     50,000       1,103,125
                                                             ------------
                                                               3,054,812

HOTELS & RESTAURANTS-2.4%
Host Marriott Corp. *                            77,000        1,010,625
ITT Corp. *                                      35,000        1,986,250
                                                             ------------
                                                               2,996,875

HOUSEHOLD PRODUCTS-0.6%
First Brands Corp.                               30,000          716,250

RETAILING-1.5%
Federated Department Stores, Inc. *              30,000          907,500
Thrifty Payless Holdings, Inc. Cl. B *           74,000        1,036,000
                                                             ------------
                                                               1,943,500


6



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
TOYS-0.7%
Hasbro, Inc.                                     25,000      $   896,875

MISCELLANEOUS-0.8%
Equifax, Inc.                                    40,000        1,005,000
                                                             ------------
                                                              12,709,562

BASIC INDUSTRIES-8.0%
CHEMICALS-7.6%
Cytec Industries, Inc. *                         30,000          900,000
Freeport McMoran, Inc.                           48,000        1,722,000
Hercules, Inc.                                   24,000        1,203,000
IMC Global                                       24,000          948,000
Monsanto Co.                                     75,000        2,343,750
Olin Corp.                                       30,450        2,580,638
                                                             ------------
                                                               9,697,388

PAPER & FOREST PRODUCTS-0.4%
Louisiana-Pacific Corp.                          25,000          509,375
                                                             ------------
                                                              10,206,763

HEALTH CARE-5.5%
BIOTECHNOLOGY-1.3%
Centocor, Inc. *                                 21,800          546,363
Steris Corp. *                                   38,000        1,104,375
                                                             ------------
                                                               1,650,738

DRUGS-3.1%
Pfizer, Inc.                                     24,000        1,677,000
Warner-Lambert Co.                               40,000        2,180,000
                                                             ------------
                                                               3,857,000

MEDICAL SERVICES-1.1%
Aetna, Inc.                                      12,000          697,500
Healthsource, Inc. *                             24,000          264,000
Value Health, Inc. *                             30,000          465,000
                                                             ------------
                                                               1,426,500

                                                             ------------
                                                               6,934,238

CONSUMER STAPLES-3.3%
RETAIL-FOOD & DRUGS-0.8%
Revco D.S., Inc. *                               47,000        1,069,250

TOBACCO-2.5%
Loews Corp.                                      10,000          806,250
Philip Morris Cos., Inc.                         22,000        2,301,750
                                                             ------------
                                                               3,108,000
                                                             ------------
                                                               4,177,250


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)            VALUE
-------------------------------------------------------------------------
ENERGY-2.9%
OIL & GAS SERVICES-2.9%
BJ Services Co. *                                30,000      $   993,750
Louis Dreyfus Natural Gas Corp. *                33,300          466,200
Parker Drilling Co.                              77,000          442,750
Schlumberger Ltd.                                20,000        1,600,000
United Meridian Corp. *                           6,200          203,825
                                                             ------------
                                                               3,706,525

CAPITAL GOODS-2.5%
ENGINEERING & CONSTRUCTION-0.4%
Martin Marietta Materials, Inc.                  20,300          459,288

ENVIRONMENTAL CONTROL-2.1%
WMX Technologies, Inc.                           91,500        2,710,687
                                                             ------------
                                                               3,169,975

CONSUMER MANUFACTURING-0.7%
BUILDING & RELATED-0.7%
American Standard Cos., Inc. *                   26,200          841,675

TRANSPORTATION-0.0%
RAILROADS-0.0%
Canadian Pacific, Ltd. (b)                        3,000           65,250
Total Common Stocks & Other Investments
  (cost $72,956,784)                                          71,915,246

CORPORATE BONDS-12.0%
YANKEE BONDS-3.5%
Reliance Industries, Ltd.
  10.375%, 6/24/16 (c)                            2,300        2,484,023
St. George Bank, Ltd.
  7.15%, 10/15/05 (c)                             2,000        1,928,100
                                                             ------------
                                                               4,412,123

FINANCIAL-1.8%
Farmers Insurance Exchange
  8.625%, 5/01/24                                   400          379,956
Prudential Insurance Co.
  8.30%, 7/01/25 (c)                              2,000        1,971,730
                                                             ------------
                                                               2,351,686

INDUSTRIAL-1.8%
Time Warner, Inc.
  9.125%, 1/15/13                                 2,200        2,290,244


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
------------------------------------------------------------------------
OTHER-4.9%
Government of Canada
  7.00%, 12/01/06 (d)                        CA$  6,250      $ 4,339,490
Republic of Poland PDI
  3.75%, 10/27/14                            US$  2,400        1,854,000
                                                               6,193,490
Total Corporate Bonds
(cost $15,406,452)                                            15,247,543

MORTGAGE-RELATED SECURITIES-13.1%
Federal Home Loan Mortgage Corp. (GOLD)
  7.00%, 1/01/99                                  3,000        2,955,000
Federal National Mortgage Association
  6.50%, 6/01/11                                  5,977        5,766,109
  7.00%, 5/01/26                                  2,972        2,851,425
  8.50%, 7/01/25                                  2,800        2,865,604
Government National Mortgage Association
  7.50%, 1/15/26                                  2,258        2,218,038

Total Mortgage-Related Securities
  (cost $16,786,343)                                          16,656,176

U.S. GOVERNMENT OBLIGATIONS-15.3%
U.S. Treasury Bond
  7.625%, 2/15/25                                   500          535,310
U.S. Treasury Notes
  5.75%, 8/15/03                                    750          710,978
  5.875%, 8/15/98                                 6,525        6,480,108
  6.75%, 4/30/00 (d)                              5,950        5,997,421
  7.875%, 4/15/98 (d)                             5,500        5,650,370

Total U.S. Government Obligations
  (cost $19,525,376)                                          19,374,187

COMMERCIAL PAPER-2.7%
Prudential Funding Corp.
  5.52%, 8/01/96
  (amortized cost $3,440,000)                     3,440        3,440,000

TOTAL INVESTMENTS-99.7%
  (cost $128,114,955)                                        126,633,152
Other assets less liabilities-0.3%                               422,994

NET ASSETS-100%                                             $127,056,146


*    Non-income producing security.

(a)  Country of origin-Finland.

(b)  Country of origin-Canada.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1996, the aggregate market value of these securities amounted to $6,763,809 representing 5.3% of net assets.

(d) Securities with an aggregate market value of $15,987,281, segregated to collateralize forward exchange currency contracts.

Glossary:
ADR - American Depository Receipt
PDI - Past Due Interest

See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $128,114,955)         $126,633,152
  Cash                                                                   1,408
  Receivable for investment securities and foreign currency sold    14,539,605
  Dividends and interest receivable                                    754,511
  Receivable for capital stock sold                                     58,054
  Net unrealized appreciation of forward exchange currency
    contracts                                                            1,002
  Total assets                                                     141,987,732

LIABILITIES
  Payable for investment securities and foreign currency
    purchased                                                       14,394,190
  Payable for capital stock redeemed                                   210,216
  Advisory fee payable                                                  68,540
  Distribution fee payable                                              42,264
  Accrued expenses                                                     216,376
  Total liabilities                                                 14,931,586

NET ASSETS                                                        $127,056,146

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     90,941
  Additional paid-in capital                                       112,395,014
  Undistributed net investment income                                  200,802
  Accumulated net realized gain on investments and foreign
    currency transactions                                           15,848,909
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (1,479,520)
                                                                  $127,056,146

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($102,566,745/
    7,318,889 shares of capital stock issued and outstanding)           $14.01
  Sales charge-4.25% of public offering price                              .62
  Maximum offering price                                                $14.63

  CLASS B SHARES
  Net asset value and offering price per share ($18,393,227/
    1,333,733 shares of capital stock issued and outstanding)           $13.79

  CLASS C SHARES
  Net asset value and offering price per share ($6,096,174/
    441,448 shares of capital stock issued and outstanding)             $13.81


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                             $4,287,638
  Dividends (net of foreign taxes withheld of $1,680)     979,466  $ 5,267,104

EXPENSES
  Advisory fee                                            879,738
  Distribution fee - Class A                              280,739
  Distribution fee - Class B                              177,192
  Distribution fee - Class C                               60,640
  Transfer agency                                         245,449
  Administrative                                          141,638
  Custodian                                               106,308
  Audit and legal                                          85,712
  Printing                                                 58,345
  Registration                                             50,218
  Directors' fees                                          24,000
  Miscellaneous                                            23,412
  Total expenses                                                     2,133,391
  Net investment income                                              3,133,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized gain on security transactions                        19,977,401
  Net realized loss on foreign currency transactions                   (18,834)
  Net change in unrealized appreciation on securities              (15,278,575)
  Net change in unrealized appreciation on foreign currency
    denominated assets and liabilities                                   2,283
  Net gain on investments and foreign currency transactions          4,682,275

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $7,815,988


See notes to financial statements.


10



STATEMENTS OF CHANGES IN NET ASSETS                    ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                     JULY 31,        JULY 31,
                                                       1996            1995
                                                  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  3,133,713   $   5,049,968
  Net realized gain on investments and foreign
    currency transactions                           19,958,567       9,974,984
  Net change in unrealized appreciation of ]
    investments and foreign currency
    denominated assets and liabilities             (15,276,292)      9,246,257
  Net increase in net assets from operations         7,815,988      24,271,209

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (3,160,459)     (4,018,825)
    Class B                                           (358,703)       (288,412)
    Class C                                           (123,287)       (105,151)
  Net realized gain on investments
    Class A                                        (11,691,852)       (264,146)
    Class B                                         (1,628,196)        (24,685)
    Class C                                           (577,846)         (8,478)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (5,439,472)    (55,580,660)
  Total decrease                                   (15,163,827)    (36,019,148)

NET ASSETS
  Beginning of year                                142,219,973     178,239,121
  End of year (including undistributed net
    investment income of $200,802 and
    $1,022,661, respectively)                     $127,056,146   $142,219,973


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996 are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities for the year ended July 31, 1996 are reflected as a component of unrealized depreciation on investments and foreign currency denominated assets and liabilities.

3. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for


12



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

7. RECLASSIFICATION OF NET ASSETS
To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1996, $313,123 was reclassified from accumulated net investment income to accumulated net realized gain on investments and foreign currency transactions.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., (the "Adviser"), an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended July 31, 1996.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 1996, such reimbursement amounted to $141,638.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $158,526 for the year ended July 31, 1996.

Alliance Fund Distributors, Inc. (a wholly owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front end sales charges of $7,573 from the sale of Class A shares and $43,572 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended July 31, 1996.

Brokerage commissions paid on securities transactions for the year ended July 31, 1996 amounted to $278,290, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,233,618 and $349,587, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $167,003,681 and $181,385,806, respectively, for the year ended July 31, 1996. There were purchases of $132,619,282 and sales of $131,313,314 of U.S. Government and government agency obligations for the year ended July 31, 1996.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
The Fund's custodian will place and maintain cash not available for investment or liquid high debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1996, the Fund had outstanding forward exchange currency contracts, both to purchase and sell foreign currencies against the U.S. dollar, as follows:

                                       CONTRACT      VALUE ON       U.S. $       UNREALIZED
                                        AMOUNT     ORIGINATION      CURRENT     APPRECIATION
                                         (000)         DATE          VALUE     (DEPRECIATION)
                                      ----------   -----------   -----------   --------------
FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar, expiring 8/16/96      3,838      $3,023,507    $2,966,094      $(57,413)
Swedish Krona, expiring 8/08/96         13,551       2,071,122     2,049,207       (21,915)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, expiring 8/16/96      3,838       3,039,434     2,966,094        73,340
Canadian Dollar, expiring 8/12/96        6,092       4,450,429     4,432,272        18,157
Swedish Krona, expiring 8/08/96         13,551       2,038,040     2,049,207       (11,167)
                                                                                  ---------
                                                                                  $  1,002


14



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

At July 31, 1996, the cost of securities for federal income tax purposes was $128,468,258. Accordingly gross unrealized appreciation of investments was $6,053,683 and gross unrealized depreciation of investments was $7,888,789 resulting in net unrealized depreciation of $1,835,106 excluding foreign currency.

Currency losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $4,384.

NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 60,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              448,058       833,994    $  6,746,741    $ 11,355,969
Shares issued in
  reinvestment of
  dividends and
  distributions          836,417       258,708      12,060,428       3,476,710
Shares converted
  from Class B             6,918            -0-         99,012              -0-
Shares redeemed       (2,066,376)   (4,776,892)    (30,463,433)    (67,754,957)
Net decrease            (774,983)   (3,684,190)   $(11,557,252)   $(52,922,278)

CLASS B
Shares sold              430,446       253,480    $  6,327,512    $  3,417,128
Shares issued in
  reinvestment of
  dividends and
  distributions          113,453        19,426       1,612,145         257,488
Shares converted to
  Class A                 (6,961)           -0-        (99,012)             -0-
Shares redeemed         (216,587)     (343,847)     (3,180,587)     (4,616,970)
Net increase(decrease)   320,351       (70,941)   $  4,660,058    $  (942,354)

CLASS C
Shares sold              157,902       100,113    $  2,334,144    $  1,340,570
Shares issued in
  reinvestment of
  dividends and
  distributions           37,104         5,947         527,785          78,834
Shares redeemed          (96,534)     (235,619)     (1,404,207)     (3,135,432)
Net increase(decrease)    98,472      (129,559)   $  1,457,722    $ (1,716,028)


15



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS A
                                            -----------------------------------------------------------------------------
                                                                      OCTOBER 1,1993
                                               YEAR ENDED JULY 31,       THROUGH            YEAR ENDED SEPTEMBER 30,
                                            ------------------------     JULY 31,    ------------------------------------
                                                1996         1995        1994(C)         1993         1992         1991
                                            -----------  -----------  -------------  -----------  -----------  ----------
Net asset value, beginning of period          $15.08       $13.38       $14.40         $13.20       $12.64       $10.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .37          .46          .29            .34          .44          .46
Net realized and unrealized gain (loss)
  on investments                                 .45         1.62         (.74)          1.29          .57         2.17
Net increase (decrease) in net asset
  value from operations                          .82         2.08         (.45)          1.63         1.01         2.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.41)        (.36)        (.28)          (.43)        (.45)        (.40)
Distributions from net realized gains          (1.48)        (.02)        (.29)            -0-          -0-          -0-
Total dividends and distributions              (1.89)        (.38)        (.57)          (.43)        (.45)        (.40)
Net asset value, end of period                $14.01       $15.08       $13.38         $14.40       $13.20       $12.64

TOTAL RETURN
Total investment return based on net
  asset value (a)                               5.23%       15.99%       (3.21)%        12.52%        8.14%       25.52%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000'S OMITTED)   $102,567     $122,033     $157,637       $172,484     $143,883     $154,230
Ratio of expenses to average net assets         1.38%        1.32%        1.27%(b)       1.35%        1.40%        1.44%
Ratio of net investment income to
  average net assets                            2.41%        3.12%        2.50%(b)       2.50%        3.26%        3.75%
Portfolio turnover rate                          227%         179%         116%           188%         204%          70%


See footnote summary on page 18.


16



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS B
                                            -------------------------------------------------------------------------------
                                                                      OCTOBER 1,1993
                                               YEAR ENDED JULY 31,       THROUGH            YEAR ENDED SEPTEMBER 30,
                                            ------------------------     JULY 31,    --------------------------------------
                                                1996         1995        1994(C)      1993         1992         1991(D)
                                            -----------  -----------  -------------  -----------  -----------  ------------
Net asset value, beginning of period          $14.88       $13.23       $14.27         $13.13       $12.61       $11.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .28          .30          .22            .29          .37          .25
Net realized and unrealized gain (loss)
  on investments                                 .42         1.65         (.75)          1.22          .54          .80
Net increase (decrease) in net asset
  value from operations                          .70         1.95         (.53)          1.51          .91         1.05

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)        (.28)        (.22)          (.37)        (.39)        (.28)
Distribution from net realized gains           (1.48)        (.02)        (.29)            -0-          -0-          -0-
Total dividends and distributions              (1.79)        (.30)        (.51)          (.37)        (.39)        (.28)
Net asset value, end of period                $13.79       $14.88       $13.23         $14.27       $13.13       $12.61

TOTAL RETURN
Total investment return based on net
  asset value (a)                               4.45%       15.07%       (3.80)%        11.65%        7.32%        8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $18,393      $15,080      $14,347        $12,789       $6,499       $1,830
Ratio of expenses to average net assets         2.16%        2.11%        2.05%(b)       2.13%        2.16%        2.13%(b)
Ratio of net investment income to
  average net assets                            1.61%        2.30%        1.73%(b)       1.72%        2.46%        3.19%(b)
Portfolio turnover rate                          227%         179%         116%           188%         204%          70%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS C
                                            ----------------------------------------------------
                                                                                       MAY 3,
                                                                       OCT. 1,1993    1993(E)
                                               YEAR ENDED JULY 31,       THROUGH         TO
                                            ------------------------     JULY 31,     SEP. 30,
                                                1996         1995        1994(C)        1993
                                            -----------  -----------  ------------  ------------
Net asset value, beginning of period          $14.89       $13.24       $14.28        $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .26          .30          .24           .11
Net realized and unrealized gain (loss)
  on investments                                 .45         1.65         (.77)          .71
Net increase (decrease) in net asset
  value from operations                          .71         1.95         (.53)          .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)        (.28)        (.22)         (.17)
Distributions from net realized gains          (1.48)        (.02)        (.29)           -0-
Total dividends and distributions              (1.79)        (.30)        (.51)         (.17)
Net asset value, end of period                $13.81       $14.89       $13.24        $14.28

TOTAL RETURN
Total investment return based on net
  asset value (a)                               4.52%       15.06%       (3.80)%        6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,096       $5,108       $6,254        $1,487
Ratios of expenses to average net assets        2.15%        2.09%        2.03%(b)      2.29%(b)
Ratios of net investment income to
  average net assets                            1.63%        2.32%        1.81%(b)      1.47%(b)
Portfolio turnover rate                          227%         179%         116%         .188%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c)  The Fund changed its fiscal year end from September 30 to July 31.

(d) For the period February 4, 1991 (commencement of distribution) to September 30, 1991.

(e)  Commencement of distribution.


18



REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
September 18, 1996


19

_________________________________________________________________

       APPENDIX A:  FUTURES CONTRACTS, OPTIONS ON FUTURES
           CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
_________________________________________________________________

Futures Contracts.

    The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

    At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

    At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

    Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Options on Futures Contracts

    The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of a foreign currency which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

    The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

    The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversation or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

    The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

    Additional Risks of Options on Futures Contracts, Forward
          Contracts and Options on Foreign Currencies

    Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board

Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.











































                               A-6
00250027.AH5